SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 002-75526
File No. 811-03363

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X/

Pre-Effective Amendment No. ______	/ /

Post-Effective Amendment No. 60	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/X/

Amendment No. 60
(Check appropriate box or boxes)

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
(Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, Pennsylvania	19103-7094
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:	(800) 523-1918

David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
(Name and Address of Agent for Service)

Approximate Date of Public Offering:	April 30, 2007

It is proposed that this filing will become effective:

            immediately upon filing pursuant to paragraph (b)
    X     on April 30, 2007 pursuant to paragraph (b)
            60 days after filing pursuant to paragraph (a) (1)
            on (date) pursuant to paragraph (a)(1)
            75 days after filing pursuant to paragraph (a) (2)
            on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

- - - CONTENTS - - -

This Post-Effective Amendment No. 60 to Registration File No. 002-75526 includes the following:

       1.     Facing Page

       2.     Contents Page

       3.     Part A – Prospectuses

       4.     Part B – Statement of Additional Information

       5.     Part C – Other Information

       6.     Signatures

       7.     Exhibits

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
Delaware Limited-Term Government Fund
(the “Fund”)

Supplement to the Current Prospectuses dated April 30, 2007

The following paragraphs are added as the last paragraphs to the section entitled "Investment Manager":

Delaware Investment Advisers (“DIA”), an affiliate of Delaware Management Company (“DMC”), has announced that it has entered into discussions with Logan Circle Partners about a possible transaction involving certain members of the taxable fixed income team. This team is also part of DMC, the investment manager to the Fund. Regardless of whether this transaction is consummated, DIA and DMC anticipate that they will continue to have substantial fixed income teams in place to support their commitment to managing fixed income strategies.

Although the precise scope of the expected transaction is still under consideration, the desire of the involved parties is to structure this transaction in a manner that minimizes any potential disruption to clients. It is anticipated that there would be an appropriate transition period which would allow for continued and consistent management of the fixed income products.

Please keep this Supplement for future reference.

This Supplement is dated April 30, 2007.

FIXED INCOME

Prospectus	APRIL 30, 2007

DELAWARE LIMITED-TERM GOVERNMENT FUND
CLASS A  ■  CLASS B  ■  CLASS C  ■  CLASS R

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ADEQUACY OF THIS PROSPECTUS, AND ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fund profile	page 2
Delaware Limited-Term Government Fund	2

How we manage the Fund	page 5
Our investment strategies	5
The securities we typically invest in	6
The risks of investing in the Fund	9
Disclosure of portfolio holdings information	10

Who manages the Fund	page 11
Investment manager	11
Portfolio managers	11
Manager of managers structure	11
Who’s who?	12

About your account	page 13
Investing in the Fund	13
Choosing a share class	13
Dealer compensation	16
Payments to intermediaries	16
How to reduce your sales charge	17
Waivers of Contingent Deferred Sales Charges	19
How to buy shares	20
Fair valuation	22
Retirement plans	22
Document delivery	22
How to redeem shares	22
Account minimums	24
Special services	24
Frequent trading of Fund shares	26
Dividends, distributions, and taxes	27
Certain management considerations	28

Financial highlights	page 30

Glossary	page 32

Additional information	page 35

1

Profile: Delaware Limited-Term Government Fund

What are the Fund’s investment objectives?

Delaware Limited-Term Government Fund seeks to provide a high stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Fund will strive to meet its investment objectives, there is no assurance that it will.

Who should invest in the Fund

  Investors with intermediate or long-term financial goals

  Investors seeking monthly income

  Investors who would like a relatively conservative income investment to help balance a growth-oriented long-term portfolio

  Investors seeking a high-quality investment with a measure of capital preservation

Who should not invest in the Fund

  Investors with very short-term financial goals

  Investors who are unwilling to accept share prices that may fluctuate, especially over the short term

  Investors who want an investment with a fixed share price, such as a money market fund

What are the Fund’s main investment strategies? The Fund invests primarily in short- and intermediate-term U.S. Government securities. These are debt securities issued or guaranteed by the United States, such as U.S. Treasuries; securities issued by U.S. Government agencies or instrumentalities, such as securities of the Government National Mortgage Association (GNMA); and securities that are privately issued but are 100% collateralized by securities or certificates issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may also invest up to 20% of its net assets in corporate notes and bonds, certificates of deposit and obligations of U.S. and foreign banks, commercial paper, certain asset-backed securities, and non-agency mortgage-backed securities.

The level of income the Fund provides will vary depending on current interest rates and the specific securities in the portfolio. However, since longer-term rates are generally less volatile than short-term rates, the Fund’s income may fluctuate less than a money market fund’s income.

Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. Government securities (80% policy). This 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. This Fund will be affected primarily by changes in interest rates. For example, when interest rates rise, the value of bonds in the Fund’s portfolio will likely decline.

For a more complete discussion of risk, please see “The risks of investing in the Fund” on page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

2

How has Delaware Limited-Term Government Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund’s Class A shares have varied over the past 10 calendar years, as well as the average annual returns of Class A, B, C, and R shares for the one-year, five-year, and 10-year or lifetime periods, as applicable. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. Please see the footnotes on page 4 for additional information about the expense caps.

Year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 4.49% for the quarter ended December 31, 1998 and its lowest quarterly return was -1.33% for the quarter ended June 30, 2004.

The maximum Class A sales charge of 2.75%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Average annual returns for periods ending 12/31/06		1 year	5 years	10 years or lifetime**
	Class A return before taxes	0.95%	2.82%	4.42%
	Class A return after taxes on distributions	(0.59%)	1.27%	2.36%
	Class A return after taxes on distributions and sale of Fund shares	0.60%	1.48%	2.48%
	Class B return before taxes*	0.90%	2.51%	4.26%
	Class C return before taxes*	1.90%	2.51%	3.83%
	Class R return before taxes	3.53%	N/A	1.87%
	Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	3.96%	2.82%	4.69%

The Fund’s returns above are compared to the performance of the Merrill Lynch 1-3 Year U.S. Treasury Index. The Index is an unmanaged index of U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years. It does not include inflation-linked U.S. Government bonds. You should remember that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles, such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*	Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after five years. If shares were not redeemed, the returns for Class B would be 2.89%, 2.51%, and 4.26% for the one-, five-, and 10-year periods, respectively; and the returns for Class C would be 2.89%, 2.51%, and 3.83% for the one-, five-, and 10-year periods, respectively.
**	Lifetime returns are shown if the Fund or Class existed for less than 10 years. The Index returns shown are for the 10-year period because Class A, Class B, and Class C shares commenced operations more than 10 years ago. The inception date for the Class R shares of the Fund was June 2, 2003. The Index return for the Class R lifetime period was 2.03%. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for Class R lifetime reflects the return from June 30, 2003 through December 31, 2006.

3

Profile: Delaware Limited-Term Government Fund (continued)

What are the Fund’s fees and expenses?	CLASS			A	B	C	R
Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.	Maximum sales charge (load) imposed on purchases as a percentage of offering price			2.75%	none	none	none
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower			none[1]	2.00%[2]	1.00%[3]	none
	Maximum sales charge (load) imposed on reinvested dividends			none	none	none	none
	Redemption fees			none	none	none	none
	Exchange fees[4]			none	none	none	none
	CLASS			A	B	C	R
Annual fund operating expenses are deducted from the Fund’s assets.	Management fees[5]			0.50%	0.50%	0.50%	0.50%
	Distribution and service (12b-1) fees			0.30%[6]	1.00%	1.00%	0.60%[7]
	Other expenses[8]			0.33%	0.33%	0.33%	0.33%
	Total annual fund operating expenses			1.13%	1.83%	1.83%	1.43%
	Fee waivers and payments			(0.14%)	(0.14%)	(0.14%)	(0.24%)
	Net expenses			0.99%	1.69%	1.69%	1.19%
	CLASS	A	B9	B9	C	C	R
				(if redeemed)		(if redeemed)

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

	1 year	$373	$172	$372	$172	$272	$121
	3 years	$611	$562	$662	$562	$562	$429
	5 years	$867	$977	$977	$977	$977	$759
	10 years	$1,600	$1,706	$1,706	$2,136	$2,136	$1,692

[1] A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge (CDSC) will apply to redemptions made within one year of purchase. Additional Class A purchase options that involve a CDSC may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 2.00%, which declines to 1.00% during the second and third years, and 0% thereafter.
[3] Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.
[4] Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

[5] The investment manager (Manager) has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses from May 1, 2007 through April 30, 2008 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, “non-routine expenses”]) from exceeding 0.69% of the Fund’s average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board of Trustees (Board) and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.

[6] The Fund’s distributor (Distributor) has voluntarily agreed to waive the Class A shares’ 12b-1 fees from May 1, 2007 until such time as the waiver is discontinued to no more than 0.15% of the Fund’s average daily net assets. The waiver may be discontinued at any time because it is voluntary. The following table shows operating expenses that are based on the most recently completed fiscal year and reflects the Distributor’s current fee waivers and payments.

	CLASS	A
Annual fund operating expenses are deducted from the Fund’s assets.	Management fees	0.50%
	Distribution and service (12b-1) fees	0.30%
	Other expenses	0.33%
	Total annual fund operating expenses	1.13%
	Fee waivers and payments	(0.29%)
	Net expenses	0.84%

[7] The Distributor has contracted to limit the Class R shares’ 12b-1 fees from May 1, 2007 through April 30, 2008 to no more than 0.50% of the Fund’s average daily net assets.
[8] “Other expenses” have been restated to reflect a reduction in non-routine expenses incurred during the period.
[9] The Class B example reflects the conversion of Class B shares to Class A shares after five years. Information for years six through 10 reflects expenses of the Class A shares.

4

How we manage the Fund

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment objectives.

The Fund’s level of income and the stability of its share price will be directly affected by changes in short- and intermediate-term interest rates. We anticipate that the level of income could be higher than a money market fund. However, the Fund’s share price will increase and decrease with changes in interest rates. This makes its risk level greater than that of a money market fund.

We strive to reduce the effects of interest rate changes on the share price by maintaining an average effective duration of two to three years. The average effective duration is determined by averaging the individual effective duration of all securities in the portfolio. If we believe that interest rates are historically low, we may shorten the average effective duration to two years. Conversely, if we believe rates are high and therefore likely to go lower, we may increase average effective duration to as high as three years.

The Fund’s investment objectives are non-fundamental. This means that the Board may change the Fund’s objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders at least 60 days before the change in the objectives became effective.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that we believe can help shareholders meet their goals.

We invest primarily in short- and intermediate-term fixed income securities including:

  securities issued or guaranteed by the U.S. Government, such as U.S. Treasuries; and

  securities issued by U.S. Government agencies or instrumentalities, such as securities of GNMA.

We may invest in instruments that use these government securities as collateral. We may invest up to 20% of the Fund’s net assets in corporate notes and bonds, certificates of deposit and obligations of both U.S. and foreign banks, commercial paper, certain asset-backed securities, and non-agency mortgage-backed securities.

5

How we manage the Fund (continued)

The securities we typically invest in	Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

Securities	How we use them
Direct U.S. Treasury obligations include Treasury bills, notes, and bonds of varying maturities. U.S. Treasury securities are backed by the “full faith and credit” of the United States.	We may invest without limit in U.S. Treasury securities, although they are typically not our largest holding because they generally do not offer as high a level of current income as other fixed income securities.
Mortgage-backed securities: Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. Government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Fannie Mae, and GNMA. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or instrumentalities.

There is no limit on government-related mortgage-backed securities.

We may invest up to 35% of the Fund’s net assets in mortgage-backed securities issued by private entities if, at the time they are issued, they are 100% collateralized by securities or certificates issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities must be rated in one of the two highest categories by a nationally recognized statistical rating organization (NRSRO) at the time of purchase.

We may also invest in mortgage-backed securities that are secured by the underlying collateral of the private issuer. Such securities are not government securities and are not directly guaranteed by the U.S. Government in any way. These include collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and commercial mortgage-backed securities (CMBSs). We may invest in these securities only if they are rated in the highest quality category, such as AAA, by an NRSRO. However, we may not invest more than 20% of the Fund’s net assets in securities that are not government securities or are not collateralized by government securities.

Asset-backed securities: Bonds or notes backed by accounts receivable including home equity, automobile, or credit loans.	We may invest only in asset-backed securities rated in the highest quality category, such as AAA, by an NRSRO. However, we may not invest more than 20% of the Fund’s net assets in securities (including these asset-backed securities) that are not government securities or do not use government securities as collateral.
Repurchase agreements: An agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.	Typically, we use repurchase agreements as a short-term investment for the Fund’s cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. We will only enter into repurchase agreements in which the collateral is comprised of U.S. Government securities.

6

Securities	How we use them

Options and futures: Options represent a right to buy or sell a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Certain options and futures may be considered to be derivative securities.

At times when we anticipate adverse conditions, we may want to protect gains on securities without actually selling them. We might use options or futures to neutralize the effect of any price declines, without selling a bond or bonds, or as a hedge against changes in interest rates. We may also sell an option contract (often referred to as “writing” an option) to earn additional income for the Fund.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

We may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that a fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

We may invest up to 15% of the Fund’s net assets in illiquid securities.

Interest rate swap, index swap, and credit default swap agreements: In an interest rate swap, a fund receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index. In a credit default swap, a fund may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a fund may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Interest rate swaps, index swaps, and credit default swaps may be considered to be illiquid.

We may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. We may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. We may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

We may also invest in other securities, including certificates of deposit and obligations of both U.S. and foreign banks, corporate debt, and commercial paper. Please see the Statement of Additional Information (SAI) for additional descriptions of these securities, as well as those listed in the table above.

7

How we manage the Fund (continued)

Borrowing from banks We may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. We will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objectives.

Lending securities We may lend up to 25% of the Fund’s assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed-delivery basis We may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. We will designate cash or securities in amounts sufficient to cover the Fund’s obligations, and will value the designated assets daily.

Portfolio turnover We anticipate that the Fund’s annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

8

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How we strive to manage them

Interest rate risk is the risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated.

Interest rate risk is the most significant risk for this Fund. In striving to manage this risk, we monitor economic conditions and the interest rate environment. We keep the average maturity of the portfolio as short as is prudent, in keeping with the Fund’s objective to provide high current income.

We will not invest in swaps with maturities of more than two years. Each business day (as defined below), we will calculate the amount the Fund must pay for swaps it holds and will segregate enough cash or other liquid securities to cover that amount.

Market risk is the risk that all or a majority of the securities in a certain market — like the stock or bond market — will decline in value because of economic conditions, future expectations, or investor confidence.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated.

We maintain a long-term investment approach and focus on high-quality individual bonds that we believe can provide a steady stream of income regardless of interim fluctuations in the bond market. We generally do not buy and sell securities for short-term purposes.

In evaluating the use of an index swap, we carefully consider how market changes could affect the swap and how that compares to investing directly in the market the swap is intended to represent.

Industry and security risk: Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

For non-government securities, we limit the amount of the Fund’s assets invested in any one industry and in any individual security or issuer. We also follow a rigorous selection process when choosing securities for the portfolio.

Credit risk is the possibility that a bond’s issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal.

By focusing primarily on U.S. Treasury securities and other securities that are backed by the U.S. Government, we minimize the possibility that any of the securities in our portfolio will not pay interest or principal. U.S. Government securities are generally considered to be of the highest quality.

When selecting non-government securities and the dealers with whom we execute interest rate swaps, we focus on those with high-quality ratings and do careful credit analysis before investing.

9

How we manage the Fund (continued)

The risks of investing in the Fund (continued)

Risks	How we strive to manage them

Prepayment risk: The risk that homeowners will prepay mortgages during periods of low interest rates, forcing a fund to reinvest its money at interest rates that might be lower than those on the prepaid mortgage. Prepayment risk may also affect other types of debt securities, but generally to a lesser extent than mortgage securities.

We take into consideration the likelihood of prepayment when we select mortgages. We may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price that a fund has valued them.

U.S. Treasuries and other U.S. Government debt securities are typically the most liquid securities available. Therefore, liquidity risk is not a significant risk for this Fund.

Swap agreements will be treated as illiquid securities, but swap dealers may be willing to repurchase interest rate swaps within seven days.

We limit exposure to illiquid securities to no more than 15% of the Fund’s net assets.

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, and credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio management team had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification, or to earn additional income.

Disclosure of portfolio holdings information	A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

10

Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company (Manager), a series of Delaware Management Business Trust, which is an indirect subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee, net of waivers, of 0.32% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the Fund’s investment advisory contract is available in the Fund’s semiannual report to shareholders for the period ended June 30, 2006.

Portfolio managers

Stephen R. Cianci and Paul Grillo have day-to-day responsibilities for making investment decisions for the Fund.

Stephen R. Cianci, CFA, Senior Vice President, Senior Portfolio Manager
Mr. Cianci began his career at Delaware Investments in 1992 as an investment-grade research analyst. Today, he is a senior member of the firm’s Core and Core Plus investment teams, as well as a mortgage-backed and asset-backed portfolio manager. Mr. Cianci is also the lead portfolio manager for the firm’s Intermediate, Limited-Term, and Inflation-Protected Bond teams. He is an adjunct professor of finance and a member of the Business Advisory Council at Widener University, where he also graduated with finance-oriented bachelor’s and MBA degrees.

Paul Grillo, CFA, Senior Vice President, Senior Portfolio Manager
Mr. Grillo joined Delaware Investments in 1992 and is a senior member of the firm’s Core and Core Plus fixed income investment teams. He also serves as a mortgage-backed and asset-backed securities analyst and is an integral team member of the intermediate and limited-term mandates. Prior to joining Delaware Investments, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Manager of managers structure

The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Fund’s Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund’s Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund’s portfolio.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

11

Who manages the Fund (continued)

Who’s who?	This diagram shows the various organizations involved in managing, administering, and servicing the Delaware Investments® Funds.

Board of Trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of a fund’s investment manager and distributor. However, the Fund relies on certain exemptive rules adopted by the SEC that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund’s average daily net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors, and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called “transfer agents”) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from the fund’s assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund’s management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

12

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

	Choosing a share class
CLASS A
  Class A shares have an up-front sales charge of up to 2.75% that you pay when you buy the shares.

  If you invest $100,000 or more, your front-end sales charge will be reduced.

  You may qualify for other reduced sales charges, and, under certain circumstances, the sales charge may be waived; as described in “How to reduce your sales charge,” below.

  Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently limited voluntarily to 0.15%) of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C, and Class R shares. See “Dealer compensation” below for further information.

  Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

  Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

Class A sales charges	The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of sales charge, and rounding.

	Amount of purchase	Sales charge as % of offering price	Sales charge as % of net amount invested
	Less than $100,000	2.75%	3.23%
	$100,000 but under $250,000	2.00%	2.44%
	$250,000 but under $1 million	1.00%	1.34%
	$1 million or more	None (Limited CDSC may apply)*	None (Limited CDSC may apply)*

	*There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 0.75% if you redeem these shares within the first year, unless a specific waiver of the charge applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

13

About your account (continued)

CLASS B

Effective at the close of business on May 31, 2007, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) plans, 403(b) plans, or 457 plans), will be allowed in Class B shares in the Fund, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in the Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, effective at the close of business on May 31, 2007, the reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) will be discontinued. In addition, because the Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. The Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

  Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC if you redeem your shares within three years after you buy them.

  If you redeem Class B shares during the first year after you buy them, the shares will be subject to a CDSC of 2.00%. The CDSC is 1.00% during the second and third years and 0% thereafter.

  In determining whether the CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than three years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the three-year period. For further information on how the CDSC is determined, please see “Calculation of Contingent Deferred Sales Charges — Class B and Class C” below.

  Under certain circumstances the CDSC may be waived; please see “Waivers of Contingent Deferred Sales Charges” below for further information.

  Five years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

  Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

  Five years after you buy them, Class B shares automatically convert to Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the fifth anniversary of purchase, during which time Class B’s higher 12b-1 fees apply.

  You may purchase only up to $100,000 of Class B shares at any one time. Orders that exceed $100,000 will be rejected. The limitation on maximum purchases varies for retirement plans.

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CLASS C

  Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

  In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of Contingent Deferred Sales Charges – Class B and Class C” below.

  Under certain circumstances the CDSC may be waived; please see “Waivers of Contingent Deferred Sales Charges” below for further information.

  Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets, (of which 0.25% are service fees) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

  Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

  Unlike Class B shares, Class C shares do not automatically convert to another class.

  You may purchase any amount less than $1,000,000 of Class C shares at any one time. Orders that exceed $1,000,000 will be rejected. The limitation on maximum purchases varies for retirement plans.

CLASS R
  Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a CDSC.

  Class R shares are subject to an annual 12b-1 fee no greater than 0.60% (currently limited to 0.50%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

  Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

  Unlike Class B shares, Class R shares do not automatically convert to another class.

  Class R shares generally are available only to: (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets at the time shares are considered for purchase of $10 million or less; and (ii) IRA rollovers from plans maintained on the Delaware Investments® retirement recordkeeping system or BISYS’s retirement recordkeeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRAs, SEP/IRAs, SAR/SEP IRAs, Roth IRAs, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Calculation of Contingent Deferred Sales Charges – Class B and Class C
CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class B Shares or Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments® Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

15

About your account (continued)

Dealer compensation	The financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

	CLASS A1	CLASS B2	CLASS C3	CLASS R4
Commission (%)	–	2.00%	1.00%	–
Investment less than $100,000	2.35%	–	–	–
$100,000 but less than $250,000	1.75%	–	–	–
$250,000 but less than $1,000,000	0.75%	–	–	–
$1,000,000 but less than $5,000,000	0.75%	–	–	–
$5,000,000 but less than $25,000,000	0.50%	–	–	–
$25,000,000 or more	0.25%	–	–	–
12b-1 Fee to Dealer	0.30%	0.15%	1.00%	0.60%

[1] On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. The maximum 12b-1 fee applicable to Class A shares is 0.30% of average daily net assets. However, the Distributor has voluntarily agreed to limit this amount to 0.15% from May 1, 2007 until the waiver is discontinued. The waiver may be discontinued at any time because it is voluntary. Your securities dealer is eligible to receive the maximum annual 12b-1 fee applicable to Class A shares of up to 0.30% of average daily net assets, although this rate is currently 0.15%.

[2] On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 2.00%. After five years, Class B shares automatically convert to Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

[3] On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C. Alternatively, certain intermediaries may not be eligible to receive the up-front commission of 1.00%, but may receive the full 1.00% 12b-1 fee upon sales of Class C shares.

[4] On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% from May 1, 2007 through April 30, 2008. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

Payments to intermediaries

The Distributor, LFD, and their affiliates may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediary’s consultants, sales persons, and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund’s shares.

For more information, please see the Fund’s SAI.

16

How to reduce your sales charge	We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments® Funds holdings in any other account, including retirement accounts held indirectly or through an intermediary and the names of qualifying family members and their holdings. Class R shares have no upfront sales charge or CDSC. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge.

Program	How it works	A	Share class B	C
Letter of Intent	Through a Letter of Intent you agree to invest a certain amount in Delaware Investments® Funds (except money market funds with no sales charge) over a 13-month period to qualify for reduced front-end sales charges.	X	Although the Letter of Intent and Rights of Accumulation do not apply to the purchase of Class B and Class C shares, you can combine your purchase of Class A shares with your purchase of Class B and Class C shares to fulfill your Letter of Intent or qualify for Rights of Accumulation.
Rights of Accumulation	You can combine your holdings or purchases of all Delaware Investments® Funds (except money market funds with no sales charge), as well as the holdings and purchases of your spouse and children under 21 to qualify for reduced front-end sales charges.	X
Reinvestment of Redeemed Shares	Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge, as noted to the right.	For Class A, you will not have to pay an additional front-end sales charge.	For Class B, your account will be credited with the CDSC you previously paid on the amount you are reinvesting. Your schedule for CDSCs and conversion to Class A will not start over again; it will pick up from the point at which you redeemed your shares.	Not available.
SIMPLE/IRA, SEP/IRA, SAR/SEP, Profit Sharing, Pension, 401(k), SIMPLE 401(k), 403(b)(7), and 457 Retirement Plans	These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.	X	There is no reduction in sales charges for Class B or Class C shares for group purchases by retirement plans.

17

About your account (continued)

Buying Class A shares at Net Asset Value	Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.

  Shares purchased under the Delaware Investments® Dividend Reinvestment Plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

  Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Investments® Fund, the Manager, or any of its current affiliates and those that may in the future be created; (ii) legal counsel to the Delaware Investments® Funds; and (iii) registered representatives and employees of broker/dealers who have entered into dealer’s agreements with the Distributor. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing entities, counsel, or broker/dealers may also purchase shares at NAV.

  Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a Delaware Investments® Fund may exchange into Class A shares of another Delaware Investments® Fund at NAV.

  Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Investments® Funds.

  Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

  Purchases for the benefit of the clients of brokers, dealers, and registered investment advisors if such brokers, dealers, or investment advisors have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

  Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Fund’s Institutional Class.

  Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

  Purchases by certain legacy bank sponsored retirement plans that meet requirements set forth in the SAI.

  Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

  Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

  Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

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Waivers of Contingent Deferred Sales Charges

The Fund’s applicable CDSCs may be waived under the following circumstances:

Category	A*	Share class B	C
Redemptions in accordance with a Systematic Withdrawal Plan, provided the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.	X	X	X
Redemptions that result from the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.	X	X	X
Distributions to participants or beneficiaries from a retirement plan qualified under Section 401(a) of the Internal Revenue Code (Code).	X	Not available.	Not available.
Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under Section 401(a) of the Code with respect to that retirement plan.	X	Not available.	Not available.
Periodic distributions from an IRA (i.e., IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA, SAR/SEP, or SEP/IRA) or a qualified plan** (403(b)(7) plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Plan, or 401(k) Defined Contribution Plan) not subject to a penalty under Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(2) and Section 457(d)(3) of the Code.	X	X	X
Returns of Excess Contributions due to any regulatory limit from an IRA (i.e., IRA, ROTH IRA, Coverdell Education Savings Account, SIMPLE IRA, SAR/SEP, or SEP/IRA) or a qualified plan (403(b)(7) plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Plan, or 401(k) Defined Contribution Plan).	X	X	X
Distributions by other employee benefit plans to pay benefits.	X	Not available.	Not available.
Systematic withdrawals from a retirement account or qualified plan that are not subject to a penalty pursuant to Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan** as described in Treas. Reg. §1.401(k)-1(d)(2) and Section 457(d)(3) of the Code. The systematic withdrawal may be pursuant to Delaware Investments® Funds’ Systematic Withdrawal Plan or a systematic withdrawal permitted by the Code.	X	X	X
Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.	X	X	X

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About your account (continued)

Waivers of Contingent Deferred Sales Charges (continued)

Category	A*	Share class B	C
Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.	X	Not available.	X
Redemptions by the classes of shareholders who are permitted to purchase shares at NAV, regardless of the size of the purchase. See “Buying Class A shares at Net Asset Value” above.	X	Not available.	Not available.

*	The waiver for Class A shares relates to a waiver of the Limited CDSC. Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.
**	Qualified plans that are fully redeemed at the direction of the plan’s fiduciary are subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge on the Delaware Investments® Funds’ Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the Fund’s SAI, which is available upon request.

How to buy shares	Through your financial advisor Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

Please note that all purchases by mail into your account or into a new account will not be accepted until such purchase orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

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By exchange

You may exchange all or part of your investment in one or more Delaware Investments® Funds for shares of other Delaware Investments® Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

Through automated shareholder services

You may purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum initial purchase is $250, and you can make additional investments of $25 or more, if you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan. The minimum purchase for a Coverdell Education Savings Account (formerly an “Education IRA”) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day’s closing share price, which is based on the Fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each Class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each Class of the Fund is calculated by subtracting the liabilities of each Class from its total assets and dividing the resulting number by the number of shares outstanding for that Class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. We price fixed income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

21

About your account (continued)

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board’s oversight, the Fund’s Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board as described above.

Retirement plans	In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

Document delivery	If you have an account in the same Delaware Investments® Fund as another member of your household, we send your household one copy of the Fund’s prospectus and annual and semiannual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to your household until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800 523-1918 or your financial advisor. We will begin sending you individual copies of these documents 30 days after receiving your request.

How to redeem shares

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

By mail

 You may redeem your shares by mail by writing to: Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that all redemption requests from your account by mail will not be accepted until such redemption orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

22

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

By wire

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated shareholder services

You may redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Through checkwriting

You may redeem Class A shares by writing checks of $500 or more. Checks must be signed by all owners of the account unless you indicate otherwise on your Investment Application. The checkwriting feature is not available for retirement plans. Also, because dividends are declared daily, you may not close your account by writing a check. When you write checks you are subject to bank regulations and may be subject to a charge if the check amount exceeds the value of your account.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

23

About your account (continued)

Account minimums	If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investing plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days’ written notice to you.

Special services	To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

	Automatic Investing Plan	The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

	Direct Deposit	With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Electronic Delivery

With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure internet environment at any time, from anywhere.

Online Account Access

Online Account Access is a password-protected area of the Delaware Investments® Funds’ Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

Wealth Builder Option

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments® Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another Delaware Investments® Fund. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a CDSC. Under some circumstances, you may reinvest dividends into like classes of shares.

24

Exchanges	You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments® Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected.

MoneyLineSM On Demand Service

Through our MoneyLineSM On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000, except for purchases into IRAs. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service	Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan

Through our Systematic Withdrawal Plan, you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A shares and the CDSC for Class B and C shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan.

25

About your account (continued)

Frequent trading of Fund shares

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund’s Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund’s current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund’s shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund’s performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

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Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate a fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund’s market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and Distributions. The Fund has qualified as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare dividends daily and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund will also distribute net realized capital gains, if any, twice each year. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information. Use the information on your corrected Form 1099-DIV, not the information on your statement, for tax returns.

Avoid “Buying A Dividend.” If you are a taxable investor and invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

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About your account (continued)

Dividends, distributions, and taxes (continued)

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund may be qualified dividend income eligible for taxation by individuals at long-term capital gain rates if certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments® Fund is the same as a sale.

By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax, and are subject to special U.S. tax certification requirements.

Receipt of excess inclusion income by the Fund. Income received by the Fund from certain equity interests in mortgage pooling vehicles is treated as “excess inclusion income.” The Fund may derive such income from investment in REMIC residual interests or, indirectly, through an investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. In general, this income is required to be reported to Fund shareholders that are not disqualified organizations (as defined below) in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. Excess inclusion income: (i) may not be offset with net operating losses; (ii) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is not a disqualified organization; and (iii) is subject to withholding tax, without regard to otherwise applicable exemptions or rate reductions, to the extent such income is allocable to a shareholder who is not a U.S. person. The Fund must pay the tax on its excess inclusion income that is allocable to “disqualified organizations,” which are generally certain cooperatives, governmental entities, and tax-exempt organizations that are not subject to tax on UBTI. To the extent that the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Fund’s excess inclusion income allocable to them on behalf of the disqualified organizations.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations	Investments by fund of funds and similar investment vehicles The Fund may accept investments from funds of funds, including those offered by the Delaware Investments® Funds, as well as similar investment vehicles, such as 529 Plans. A “529 Plan” is a college savings program that operates under Section 529 of the Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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Financial highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance. All “per share” information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800 523-1918.

	Class A

	Year ended
					12/31
Delaware Limited-Term Government Fund	2006	2005	2004	2003	2002
Net asset value, beginning of period	$8.270	$8.480	$8.620	$8.770	$8.600
Income (loss) from investment operations:
Net investment income	0.284	0.278	0.244	0.222	0.349
Net realized and unrealized gain (loss) on investments	0.019	(0.132)	(0.048)	(0.039)	0.255
Total from investment operations	0.303	0.146	0.196	0.183	0.604
Less dividends and distributions from:
Net investment income	(0.363)	(0.356)	(0.336)	(0.315)	(0.434)
Return of capital	—	—	—	(0.018)	—
Total dividends and distributions	(0.363)	(0.356)	(0.336)	(0.333)	(0.434)
Net asset value, end of period	$8.210	$8.270	$8.480	$8.620	$8.770
Total return	3.76%[2]	1.76%[2]	2.31%[2]	2.12%[2]	7.08%[2]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$173,362	$189,845	$204,053	$249,845	$250,729
Ratio of expenses to average net assets	0.81%	0.82%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	1.14%	1.12%	1.13%	1.14%	1.05%
Ratio of net investment income to average net assets	3.46%	3.32%	2.85%	2.57%	3.99%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	3.13%	3.02%	2.47%	2.18%	3.69%
Portfolio turnover	276%	259%	313%	483%	313%

[1] Date of commencement of operations. Ratios have been annualized and total return has not been annualized.

[2]  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

[3]  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

[4] The portfolio turnover is representative of the entire Fund for the year ended December 31, 2003.

How to read the	Net investment	Net realized and unrealized	Net asset value
financial highlights	income (loss)	gain (loss) on investments	(NAV)	Total return
Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is calculated after expenses have been deducted.

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain on investments.”

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

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Class B					Class C					Class R
													Period
Year ended					Year ended					Year ended			6/2/03 [1]
				12/31					12/31	12/31			through
2006	2005	2004	2003	2002	2006	2005	2004	2003	2002	2006	2005	2004	12/31/03
$8.270	$8.480	$8.620	$8.770	$8.600	$8.270	$8.480	$8.620	$8.770	$8.600	$8.270	$8.490	$8.630	$8.800

0.215	0.207	0.170	0.152	0.274	0.215	0.207	0.170	0.152	0.274	0.255	0.244	0.205	0.074
0.019	(0.132)	(0.047)	(0.044)	0.255	0.019	(0.132)	(0.047)	(0.044)	0.255	0.029	(0.142)	(0.048)	(0.063)
0.234	0.075	0.123	0.108	0.529	0.234	0.075	0.123	0.108	0.529	0.284	0.102	0.157	0.011

(0.294)	(0.285)	(0.263)	(0.244)	(0.359)	(0.294)	(0.285)	(0.263)	(0.244)	(0.359)	(0.334)	(0.322)	(0.297)	(0.165)
—	—	—	(0.014)	—	—	—	—	(0.014)	—	—	—	—	(0.016)
(0.294)	(0.285)	(0.263)	(0.258)	(0.359)	(0.294)	(0.285)	(0.263)	(0.258)	(0.359)	(0.334)	(0.322)	(0.297)	(0.181)
$8.210	$8.270	$8.480	$8.620	$8.770	$8.210	$8.270	$8.480	$8.620	$8.770	$8.220	$8.270	$8.490	$8.630
2.89% [2]	0.90% [2]	1.44% [2]	1.25% [2]	6.17% [2]	2.89% [2]	0.90% [2]	1.44% [2]	1.25% [2]	6.16% [2]	3.53% [3]	1.34% [3]	1.73% [3]	0.14% [3]

$11,674	$19,857	$27,559	$37,774	$50,326	$21,716	$32,235	$49,709	$72,045	$71,189	$1,876	$1,860	$1,905	$1,499
1.66%	1.67%	1.60%	1.60%	1.60%	1.66%	1.67%	1.60%	1.60%	1.60%	1.16%	1.23%	1.20%	1.20%

1.84%	1.82%	1.83%	1.86%	1.90%	1.84%	1.82%	1.83%	1.86%	1.90%	1.44%	1.42%	1.43%	1.38%
2.61%	2.47%	2.00%	1.72%	3.14%	2.61%	2.47%	2.00%	1.72%	3.14%	3.11%	2.91%	2.40%	1.86%

2.43%	2.32%	1.77%	1.46%	2.84%	2.43%	2.32%	1.77%	1.46%	2.84%	2.83%	2.72%	2.17%	1.68%
276%	259%	313%	483%	313%	276%	259%	313%	483%	313%	276%	259%	313%	483% [4]

Net assets	Ratio of expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

We determine this ratio by dividing net investment income (loss) by average net assets.

This figure tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

31

Glossary

How to use this glossary

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

Amortized cost
 Amortized cost is a method used to value a fixed income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Appreciation
An increase in the value of an investment.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
 A debt security, like an IOU, issued by a company, municipality, or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond’s price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See “Fixed income securities.”

Bond ratings
 Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as “junk bonds.” See also “Nationally recognized statistical rating organization.”

Capital
The amount of money you invest.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund’s portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
 The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds, or other securities.

Compounding
Earnings on an investment’s previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to a fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond
A debt security issued by a corporation. See “Bond.”

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment’s value.

Diversification
The process of spreading investments among a number of different securities, asset classes, or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from a fund’s portfolio of securities.

Duration
A measurement of a fixed income investment’s price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund’s total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment, and expenses related to maintaining a fund’s portfolio of securities and distributing its shares. They are paid from a fund’s assets before any earnings are distributed to shareholders.

32

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner, or insurance agent) who analyzes clients’ finances and prepares personalized programs to meet objectives.

Fixed income securities
With fixed income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate, or municipal bonds, and money market securities, typically pay a fixed rate of return (often referred to as interest). See “Bond.”

Government securities
Securities issued by the U.S. Government or its agencies. They include Treasuries, as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment objective
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment manager for management services, expressed as an annual percentage of a fund’s average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Merrill Lynch 1-3 Year U.S. Treasury Index
An unmanaged index of U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years. It does not include inflation-linked U.S. Government bonds.

NASD
The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

Nationally recognized statistical rating organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks, and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and Fitch, Inc. (Fitch).

Net asset value (NAV)
 The total value of one mutual fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Principal
Amount of money you invest (also called “capital”). Also refers to a bond’s original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services, and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency risk, and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual funds.

33

Glossary (continued)

Share classes
Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm, or other financial institution that a customer’s signature is valid. Signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment’s volatility; for mutual funds, measures how much a fund’s total return has typically varied from its historical average.

Statement of Additional Information (SAI)
A document that provides more information about a fund’s organization, management, investments, policies, and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains, and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide special tax advantages and a simple way to transfer property to a minor.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered “low-volatility” investments, whereas those investments that generally go up or down in value in relatively large amounts are considered “high-volatility” investments.

34

Additional information

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can find more information about the Fund in the current SAI, which we have filed electronically with the SEC and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service, or call toll-free 800 523-1918. Please do not send any correspondence to 2005 Market Street, Philadelphia, PA 19103-7094. The Fund’s SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Fund’s Web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 551-8090.

35

Contact information

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern Time:

  For fund information, literature, price, yield, and performance figures.
  For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

  For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this Touch-Tone® service.

DELAWARE LIMITED-TERM GOVERNMENT FUND SYMBOLS

	CUSIP	Nasdaq
Class A	245912308	DTRIX
Class B	245912605	DTIBX
Class C	245912704	DTICX
Class R	245912803	DLTRX

Investment Company Act file number: 811-03363

PR-022 [12/06] CGI 4/07	MF-07-03-157 PO 11749

  FIXED INCOME

Prospectus	APRIL 30, 2007

DELAWARE LIMITED-TERM GOVERNMENT FUND
INSTITUTIONAL CLASS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ADEQUACY OF THIS PROSPECTUS, AND ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fund profile	page 2
Delaware Limited-Term Government Fund	2

How we manage the Fund	page 5
Our investment strategies	5
The securities we typically invest in	6
The risks of investing in the Fund	9
Disclosure of portfolio holdings information	10

Who manages the Fund	page 11
Investment manager	11
Portfolio managers	11
Manager of managers structure	11
Who’s who?	12

About your account	page 13
Investing in the Fund	13
Payments to intermediaries	13
How to buy shares	14
Fair valuation	15
Document delivery	15
How to redeem shares	15
Account minimum	16
Exchanges	16
Frequent trading of Fund shares	16
Dividends, distributions, and taxes	18
Certain management considerations	19

Financial highlights	page 20

Glossary	page 22

Additional information	page 25

1

Profile: Delaware Limited-Term Government Fund

What are the Fund’s investment objectives?

Delaware Limited-Term Government Fund seeks to provide a high stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity. Although the Fund will strive to meet its investment objectives, there is no assurance that it will.

Who should invest in the Fund

What are the Fund’s main investment strategies? The Fund invests primarily in short- and intermediate-term U.S. Government securities. These are debt securities issued or guaranteed by the United States, such as U.S. Treasuries; securities issued by U.S. Government agencies or instrumentalities, such as securities of the Government National Mortgage Association (GNMA); and securities that are privately issued but are 100% collateralized by securities or certificates issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund may also invest up to 20% of its net assets in corporate notes and bonds, certificates of deposit and obligations of U.S. and foreign banks, commercial paper, certain asset-backed securities, and non-agency mortgage-backed securities.

The level of income the Fund provides will vary depending on current interest rates and the specific securities in the portfolio. However, since longer-term rates are generally less volatile than short-term rates, the Fund’s income may fluctuate less than a money market fund’s income.

Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. Government securities (80% policy). This 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. This Fund will be affected primarily by changes in interest rates. For example, when interest rates rise, the value of bonds in the Fund’s portfolio will likely decline.

For a more complete discussion of risk, please see “The risks of investing in the Fund” on page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

  Investors with intermediate or long-term financial goals

  Investors seeking monthly income

  Investors who would like a relatively conservative income investment to help balance a growth-oriented long-term portfolio

  Investors seeking a high-quality investment with a measure of capital preservation

Who should not invest in the Fund

  Investors with very short-term financial goals

  Investors who are unwilling to accept share prices that may fluctuate, especially over the short term

  Investors who want an investment with a fixed share price, such as a money market fund

2

How has Delaware Limited-Term Government Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund’s Institutional Class shares have varied over the past 10 calendar years, as well as the average annual returns of the Institutional Class shares for the one-, five-, and 10-year periods. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. Please see the footnotes on page 4 for additional information about the expense caps.

Year-by-year total return (Institutional Class)

During the periods illustrated in this bar chart, the Institutional Class’ highest quarterly return was 4.53% for the quarter ended December 31, 1998 and its lowest quarterly return was -1.29% for the quarter ended June 30, 2004.

Average annual returns for periods ending 12/31/06		1 year	5 years	10 years
	Return before taxes	3.92%	3.55%	4.88%
	Return after taxes on distributions	2.27%	1.93%	2.75%
	Return after taxes on distributions and sale of Fund shares	2.52%	2.07%	2.84%
	Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)	3.96%	2.82%	4.69%

The Fund’s returns above are compared to the performance of the Merrill Lynch 1-3 Year U.S. Treasury Index. The Index is an unmanaged index of U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years. It does not include inflation-linked U.S. Government bonds. You should remember that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles, such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

3

Profile: Delaware Limited-Term Government Fund (continued)

What are the Fund’s fees and expenses?	CLASS	INSTITUTIONAL
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.	Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
	Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
	Maximum sales charge (load) imposed on reinvested dividends	none
	Redemption fees	none
	Exchange fees[1]	none
	CLASS	INSTITUTIONAL
Annual fund operating expenses are deducted from the Fund’s assets.	Management fees [2]	0.50%
	Distribution and service (12b-1) fees	none
	Other expenses [3]	0.33%
	Total annual fund operating expenses	0.83%
	Fee waivers and payments	(0.14%)
	Net expenses	0.69%
	CLASS	INSTITUTIONAL
This example is intended to help you compare the cost
of investing in the Fund to the cost of investing in other
mutual funds with similar investment objectives. We show
the cumulative amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time shown. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return we use here. This example
reflects the net operating expenses with expense waivers
for the one-year contractual period and the total operating
expenses without expense waivers for years two through
10. This is an example only, and does not represent future
expenses, which may be greater or less than those shown
here.	1 year	$70
	3 years	$251
	5 years	$447
	10 years	$1,012

1 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2  The investment manager (Manager) has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses from May 1, 2007 through April 30, 2008 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, “non-routine expenses”]) from exceeding 0.69% of the Fund’s average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board of Trustees (Board) and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.
3   “Other expenses” have been restated to reflect a reduction in non-routine expenses incurred during the period.

4

How we manage the Fund

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment objectives.

We strive to reduce the effects of interest rate changes on the share price by maintaining an average effective duration of two to three years. The average effective duration is determined by averaging the individual effective duration of all securities in the portfolio. If we believe that interest rates are historically low, we may shorten the average effective duration to two years. Conversely, if we believe rates are high and therefore likely to go lower, we may increase average effective duration to as high as three years.

The Fund’s investment objectives are non-fundamental. This means that the Board may change the Fund’s objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders at least 60 days before the change in the objectives became effective.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that we believe can help shareholders meet their goals.

We invest primarily in short- and intermediate-term fixed income securities including:

  securities issued or guaranteed by the U.S. Government, such as U.S. Treasuries; and

  securities issued by U.S. Government agencies or instrumentalities, such as securities of GNMA.

We may invest in instruments that use these government securities as collateral. We may invest up to 20% of the Fund’s net assets in corporate notes and bonds, certificates of deposit and obligations of both U.S. and foreign banks, commercial paper, certain asset-backed securities, and non-agency mortgage-backed securities.

The Fund’s level of income and the stability of its share price will be directly affected by changes in short- and intermediate-term interest rates. We anticipate that the level of income could be higher than a money market fund. However, the Fund’s share price will increase and decrease with changes in interest rates. This makes its risk level greater than that of a money market fund.

5

How we manage the Fund (continued)

The securities we typically invest in	Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

Securities	How we use them
Direct U.S. Treasury obligations include Treasury bills, notes, and bonds of varying maturities. U.S. Treasury securities are backed by the “full faith and credit” of the United States.

We may invest without limit in U.S. Treasury securities, although they are typically not our largest holding because they generally do not offer as high a level of current income as other fixed income securities.

Mortgage-backed securities: Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. Government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Fannie Mae, and GNMA. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or instrumentalities.

There is no limit on government-related mortgage-backed securities.

We may invest up to 35% of the Fund’s net assets in mortgage-backed securities issued by private entities if, at the time they are issued, they are 100% collateralized by securities or certificates issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities must be rated in one of the two highest categories by a nationally recognized statistical rating organization (NRSRO) at the time of purchase.

We may also invest in mortgage-backed securities that are secured by the underlying collateral of the private issuer. Such securities are not government securities and are not directly guaranteed by the U.S. Government in any way. These include collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and commercial mortgage-backed securities (CMBSs). We may invest in these securities only if they are rated in the highest quality category, such as AAA, by an NRSRO. However, we may not invest more than 20% of the Fund’s net assets in securities that are not government securities or are not collateralized by government securities.

Asset-backed securities: Bonds or notes backed by accounts receivable including home equity, automobile, or credit loans.

We may invest only in asset-backed securities rated in the highest quality category, such as AAA, by an NRSRO. However, we may not invest more than 20% of the Fund’s net assets in securities (including these asset-backed securities) that are not government securities or do not use government securities as collateral.

Repurchase agreements: An agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, we use repurchase agreements as a short-term investment for the Fund’s cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. We will only enter into repurchase agreements in which the collateral is comprised of U.S. Government securities.

6

Securities	How we use them

Options and futures: Options represent a right to buy or sell a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Certain options and futures may be considered to be derivative securities.

At times when we anticipate adverse conditions, we may want to protect gains on securities without actually selling them. We might use options or futures to neutralize the effect of any price declines, without selling a bond or bonds, or as a hedge against changes in interest rates. We may also sell an option contract (often referred to as “writing” an option) to earn additional income for the Fund.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

We may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s 15% limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that a fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

We may invest up to 15% of the Fund’s net assets in illiquid securities.

Interest rate swap, index swap, and credit default swap agreements: In an interest rate swap, a fund receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index. In a credit default swap, a fund may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a fund may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Interest rate swaps, index swaps, and credit default swaps may be considered to be illiquid.

We may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. We may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. We may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

We may also invest in other securities, including certificates of deposit and obligations of both U.S. and foreign banks, corporate debt, and commercial paper. Please see the Statement of Additional Information (SAI) for additional descriptions of these securities, as well as those listed in the table above.

7

How we manage the Fund (continued)

Borrowing from banks We may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. We will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objectives.

Lending securities We may lend up to 25% of the Fund’s assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed-delivery basis We may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. We will designate cash or securities in amounts sufficient to cover the Fund’s obligations, and will value the designated assets daily.

Portfolio turnover We anticipate that the Fund’s annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if, for example, the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

8

The risks of investing in the Fund	Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Risks	How we strive to manage them

Interest rate risk is the risk that securities will decrease in value if interest rates rise. The risk is greater for bonds with longer maturities than for those with shorter maturities.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated.

Interest rate risk is the most significant risk for this Fund. In striving to manage this risk, we monitor economic conditions and the interest rate environment. We keep the average maturity of the portfolio as short as is prudent, in keeping with the Fund’s objective to provide high current income.

We will not invest in swaps with maturities of more than two years. Each business day (as defined below), we will calculate the amount the Fund must pay for swaps it holds and will segregate enough cash or other liquid securities to cover that amount.

Market risk is the risk that all or a majority of the securities in a certain market — like the stock or bond market — will decline in value because of economic conditions, future expectations, or investor confidence.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated.

We maintain a long-term investment approach and focus on high-quality individual bonds that we believe can provide a steady stream of income regardless of interim fluctuations in the bond market. We generally do not buy and sell securities for short-term purposes.

In evaluating the use of an index swap, we carefully consider how market changes could affect the swap and how that compares to investing directly in the market the swap is intended to represent.

Industry and security risk: Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

For non-government securities, we limit the amount of the Fund’s assets invested in any one industry and in any individual security or issuer. We also follow a rigorous selection process when choosing securities for the portfolio.

Credit risk is the possibility that a bond’s issuer (or an entity that insures the bond) will be unable to make timely payments of interest and principal.

By focusing primarily on U.S. Treasury securities and other securities that are backed by the U.S. Government, we minimize the possibility that any of the securities in our portfolio will not pay interest or principal. U.S. Government securities are generally considered to be of the highest quality.

When selecting non-government securities and the dealers with whom we execute interest rate swaps, we focus on those with high-quality ratings and do careful credit analysis before investing.

9

How we manage the Fund (continued)

The risks of investing in the Fund (continued)
Risks	How we strive to manage them

Prepayment risk: The risk that homeowners will prepay mortgages during periods of low interest rates, forcing a fund to reinvest its money at interest rates that might be lower than those on the prepaid mortgage. Prepayment risk may also affect other types of debt securities, but generally to a lesser extent than mortgage securities.

We take into consideration the likelihood of prepayment when we select mortgages. We may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price that a fund has valued them.

U.S. Treasuries and other U.S. Government debt securities are typically the most liquid securities available. Therefore, liquidity risk is not a significant risk for this Fund.

Swap agreements will be treated as illiquid securities, but swap dealers may be willing to repurchase interest rate swaps within seven days.

We limit exposure to illiquid securities to no more than 15% of the Fund’s net assets.

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps such as interest rate swaps, index swaps, and credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio management team had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification, or to earn additional income.

Disclosure of portfolio holdings information	A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company (Manager), a series of Delaware Management Business Trust, which is an indirect subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee, net of waivers, of 0.32% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the Fund’s investment advisory contract is available in the Fund’s semiannual report to shareholders for the period ended June 30, 2006.

Portfolio managers

Stephen R. Cianci and Paul Grillo have day-to-day responsibilities for making investment decisions for the Fund.

Stephen R. Cianci, CFA, Senior Vice President, Senior Portfolio Manager
Mr. Cianci began his career at Delaware Investments in 1992 as an investment-grade research analyst. Today, he is a senior member of the firm’s Core and Core Plus investment teams, as well as a mortgage-backed and asset-backed portfolio manager. Mr. Cianci is also the lead portfolio manager for the firm’s Intermediate, Limited-Term, and Inflation-Protected Bond teams. He is an adjunct professor of finance and a member of the Business Advisory Council at Widener University, where he also graduated with finance-oriented bachelor’s and MBA degrees.

Paul Grillo, CFA, Senior Vice President, Senior Portfolio Manager
Mr. Grillo joined Delaware Investments in 1992 and is a senior member of the firm’s Core and Core Plus fixed income investment teams. He also serves as a mortgage-backed and asset-backed securities analyst and is an integral team member of the intermediate and limited-term mandates. Prior to joining Delaware Investments, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Manager of managers structure

The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Fund’s Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Fund or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Fund, the Manager may, in the future, recommend to the Fund’s Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund’s portfolio.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

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Who manages the Fund (continued)

Who’s who?	This diagram shows the various organizations involved in managing, administering, and servicing the Delaware Investments® Funds.

Board of Trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of a fund’s investment manager and distributor. However, the Fund relies on certain exemptive rules adopted by the SEC that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund’s average daily net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors, and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called “transfer agents”) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund’s management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

12

About your account

Investing in the Fund	Institutional Class shares are available for purchase only by the following:

  retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans;

  tax-exempt employee benefit plans of the Manager or its affiliates and of securities dealer firms with a selling agreement with Delaware Distributors, L.P. (Distributor);

  institutional advisory accounts (including mutual funds) managed by the Manager or its affiliates and clients of Delaware Investment Advisers, an affiliate of the Manager, as well as the clients’ affiliates and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts;

  a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

  registered investment advisors investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

  certain plans qualified under Section 529 of the Internal Revenue Code (Code) for which the Fund’s Manager, Distributor, or service agent or one or more of their affiliates provide recordkeeping, administrative, investment management, marketing, distribution, or similar services; or

  programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

Payments to intermediaries

The Distributor, LFD, and their affiliates may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediary’s consultants, sales persons, and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value (NAV) or the price of the Fund’s shares.

For more information, please see the Fund’s SAI.

  13

About your account (continued)

How to buy shares

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

Please note that all purchases by mail into your account or into a new account will not be accepted until such purchase orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 362-7500 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Investments® Funds for shares of other Delaware Investments® Funds. Please keep in mind, however, that you may not exchange your shares for Class B, Class C, or Class R shares. To open an account by exchange, call your Client Services Representative at 800 362-7500.

Through your financial advisor Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day’s closing share price, which is based on the Fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each Class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each Class of the Fund is calculated by subtracting the liabilities of each Class from its total assets and dividing the resulting number by the number of shares outstanding for that Class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. We price fixed income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

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Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board’s oversight, the Fund’s Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board as described above.

Document delivery

If you have an account in the same Delaware Investments® Fund as another person or entity at your address, we send you one copy of the Fund’s prospectus and annual and semiannual reports to that address unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to that address until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800 362-7500. We will begin sending you individual copies of these documents 30 days after receiving your request.

How to redeem shares

By mail

You may redeem your shares (sell them back to the Fund) by mail by writing to: Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that all redemption requests from your account by mail will not be accepted until such redemption orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

  15

About your account (continued)

How to redeem shares (continued)

By wire

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through your financial advisor Your financial advisor can handle all the details of redeeming your shares. Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum	If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days’ written notice to you.

Exchanges	You may generally exchange all or part of your shares for shares for the same class of another Delaware Investments® Fund. If you exchange shares to a fund that has a sales charge, you will pay any applicable sales charges on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C, or Class R shares of another Delaware Investments® Fund. We may refuse the purchase side of any exchange request, if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected.

Frequent trading of Fund shares

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund’s Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

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Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund’s current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund’s shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund’s performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate a fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund’s market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may

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About your account (continued)

Frequent trading of Fund shares (continued)

be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and Distributions. The Fund has qualified as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare dividends daily and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund will also distribute net realized capital gains, if any, twice each year. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information. Use the information on your corrected Form 1099-DIV, not the information on your statement, for tax returns.

Avoid “Buying A Dividend.” If you are a taxable investor and invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund may be qualified dividend income eligible for taxation by individuals at long-term capital gain rates if certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments® Fund is the same as a sale.

By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

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Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax, and are subject to special U.S. tax certification requirements.

Receipt of excess inclusion income by the Fund. Income received by the Fund from certain equity interests in mortgage pooling vehicles is treated as “excess inclusion income.” The Fund may derive such income from investment in REMIC residual interests or, indirectly, through an investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. In general, this income is required to be reported to Fund shareholders that are not disqualified organizations (as defined below) in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. Excess inclusion income: (i) may not be offset with net operating losses; (ii) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is not a disqualified organization; and (iii) is subject to withholding tax, without regard to otherwise applicable exemptions or rate reductions, to the extent such income is allocable to a shareholder who is not a U.S. person. The Fund must pay the tax on its excess inclusion income that is allocable to “disqualified organizations,” which are generally certain cooperatives, governmental entities, and tax-exempt organizations that are not subject to tax on UBTI. To the extent that the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Fund’s excess inclusion income allocable to them on behalf of the disqualified organizations.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles The Fund may accept investments from funds of funds, including those offered by the Delaware Investments® Funds, as well as similar investment vehicles, such as 529 Plans. A “529 Plan” is a college savings program that operates under Section 529 of the Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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Financial highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. All “per share” information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800 362-7500.

	Institutional Class
	Year ended
	12/31
Delaware Limited-Term Government Fund	2006	2005	2004	2003	2002
Net asset value, beginning of period	$8.270	$8.480	$8.620	$8.770	$8.600
Income (loss) from investment operations:
Net investment income	0.297	0.291	0.256	0.234	0.364
Net realized and unrealized gain (loss) on investments	0.019	(0.132)	(0.047)	(0.038)	0.255
Total from investment operations	0.316	0.159	0.209	0.196	0.619
Less dividends and distributions from:
Net investment income	(0.376)	(0.369)	(0.349)	(0.328)	(0.449)
Return of capital	–	–	–	(0.018)	–
Total dividends and distributions	(0.376)	(0.369)	(0.349)	(0.346)	(0.449)
Net asset value, end of period	$8.210	$8.270	$8.480	$8.620	$8.770
Total return[1]	3.92%	1.91%	2.46%	2.27%	7.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,873	$26,070	$21,732	$16,667	$13,289
Ratio of expenses to average net assets	0.66%	0.67%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets prior to expense limitation and expenses paid indirectly	0.84%	0.82%	0.83%	0.86%	0.90%
Ratio of net investment income to average net assets	3.61%	3.47%	3.00%	2.72%	4.14%
Ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly	3.43%	3.32%	2.77%	2.46%	3.84%
Portfolio turnover	276%	259%	313%	483%	313%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

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How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain on investments.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

21

Glossary

How to use this glossary

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

Amortized cost
Amortized cost is a method used to value a fixed income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Appreciation
An increase in the value of an investment.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond
A debt security, like an IOU, issued by a company, municipality, or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond’s price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See “Fixed income securities.”

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as “junk bonds.” See also “Nationally recognized statistical rating organization.”

Capital
The amount of money you invest.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund’s portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
Earnings on an investment’s previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond
A debt security issued by a corporation. See “Bond.”

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
A decline in an investment’s value.

Diversification
The process of spreading investments among a number of different securities, asset classes, or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from a fund’s portfolio of securities.

Duration
A measurement of a fixed income investment’s price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
A mutual fund’s total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment, and expenses related to maintaining a fund’s portfolio of securities and distributing its shares. They are paid from a fund’s assets before any earnings are distributed to shareholders.

Financial advisor
Financial professional (e.g., broker, banker, accountant, planner, or insurance agent) who analyzes clients’ finances and prepares personalized programs to meet objectives.

Fixed income securities
With fixed income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate, or municipal bonds, and money market securities, typically pay a fixed rate of return (often referred to as interest). See “Bond.”

22

Government securities
Securities issued by the U.S. Government or its agencies. They include Treasuries, as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment objective
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment manager for management services, expressed as an annual percentage of a fund’ s average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Merrill Lynch 1-3 Year U.S. Treasury Index
An unmanaged index of U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years. It does not include inflation-linked U.S. Government bonds.

NASD
The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

Nationally recognized statistical rating organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks, and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and Fitch, Inc. (Fitch).

Net asset value (NAV)
The total value of one mutual fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Principal
Amount of money you invest (also called “capital”). Also refers to a bond’s original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services, and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency risk, and interest rate risk. Different investments involve different types and degrees of risk.

23

Glossary (continued)

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual funds.

Share classes
Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm, or other financial institution that a customer’s signature is valid. Signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment’s volatility; for mutual funds, measures how much a fund’s total return has typically varied from its historical average.

Statement of Additional Information (SAI)
A document that provides more information about a fund’s organization, management, investments, policies, and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains, and change in price over a given period.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered “low-volatility” investments, whereas those investments that generally go up or down in value in relatively large amounts are considered “high-volatility” investments.

24

Additional information

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can find more information about the Fund in the current SAI, which we have filed electronically with the SEC and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service, or call toll-free 800 362-7500. Please do not send any correspondence to 2005 Market Street, Philadelphia, PA 19103-7094. The Fund’s SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Fund’s Web site (www.delawareinvestments.com). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 551-8090.

25

Contact information

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
 800 362-7500

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

  For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this Touch-Tone® service.

DELAWARE LIMITED-TERM GOVERNMENT FUND SYMBOLS

	CUSIP	Nasdaq
Institutional Class	245912506	DTINX

Investment Company Act file number: 811-03363

PR-047 [12/06] CGI 4/07	MF-07-03-158 PO 11750

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2007

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
Delaware Limited-Term Government Fund

2005 Market Street
Philadelphia, PA 19103-7094

For more information about Institutional Class Shares: 800 510-4015

For Prospectus, Performance, and Information on Existing Accounts of
Class A Shares, Class B Shares, Class C Shares, and Class R Shares: 800 523-1918

Dealer Services (Broker/Dealers Only): 800 362-7500

      This Statement of Additional Information (“Part B”) describes shares of Delaware Limited-Term Government Fund (the “Fund”), which is a series of Delaware Group Limited-Term Government Funds (the “Trust”). The Fund offers Class A, B, C, and R Shares (collectively, the “Fund Classes”) and Institutional Class Shares. All references to “shares” in this Part B refer to all classes of shares of the Fund, except where noted. The Fund’s investment manager is Delaware Management Company, a series of Delaware Management Business Trust (the “Manager”).

      This Part B supplements the information contained in the current Prospectuses for the Fund, each dated April 30, 2007, as they may be amended from time to time. This Part B should be read in conjunction with the applicable Prospectus. This Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Prospectus. A Prospectus may be obtained by writing or calling your investment dealer or by contacting the Fund’s national distributor, Delaware Distributors, L.P. (the “Distributor”), at the above address or by calling the above phone numbers. The Fund’s financial statements, the notes relating thereto, the financial highlights and the report of independent registered public accounting firm are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800 523-1918.

	Page		Page
Organization and Classification	2	Purchasing Shares	29
Investment Objectives, Restrictions, and Policies	2	Investment Plans	41
Investment Strategies and Risks	4	Determining Offering Price and Net Asset Value	44
Disclosure of Portfolio Holdings Information	14	Redemption and Exchange	45
Management of the Trust	15	Distributions and Taxes	52
Investment Manager and Other Service Providers	22	Performance Information	61
Portfolio Managers	25	Financial Statements	61
Trading Practices and Brokerage	27	Principal Holders	62
Capital Structure	28	Appendix A – Description of Ratings	64

ORGANIZATION AND CLASSIFICATION

Organization
     The Trust was organized as a Pennsylvania business trust in 1981, reorganized as a Maryland corporation in 1990 and reorganized again as a Delaware statutory trust on December 15, 1999. Effective as of the close of business on August 28, 1995, the Trust’s name was changed from Delaware Group Treasury Reserves, Inc. to Delaware Group Limited-Term Government Funds, Inc. Effective as of December 15, 1999, the Trust’s name was changed from Delaware Group Limited-Term Government Funds, Inc. to Delaware Group Limited-Term Government Funds.

Classification
     The Trust is an open-end management investment company. The Fund’s portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (“1940 Act”).

INVESTMENT OBJECTIVES, RESTRICTIONS, AND POLICIES

Investment Objectives
      The Fund’s investment objectives are described in the Prospectuses. The Fund’s investment objectives are non-fundamental, and may be changed without shareholder approval. However, the Trust’s Board of Trustees must approve any changes to non-fundamental investment objectives and the Fund will notify shareholders prior to a material change in the Fund’s investment objective.

Fundamental Investment Restrictions
     The Trust has adopted the following restrictions for the Fund which cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of: (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

     The Fund shall not:

     1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt obligations or certificates of deposit.

     2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

     4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Non-Fundamental Investment Restrictions
      In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, the Fund will be subject to the following investment restriction, which is considered non-fundamental and may be changed by the Board of Trustees without shareholder approval: The Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

     In applying the Fund’s fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

Portfolio Turnover
      Portfolio trading will be undertaken principally to accomplish the Fund’s investment objective. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code (the “Code”) and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund’s investment objective.

     The portfolio turnover rate tells you the amount of trading activity in the Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of the Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of the Fund’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, the Fund may hold securities for any period of time.

     The Fund generally may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The Fund has, in the past, experienced portfolio turnover rates that were significantly in excess of 100%. For the past two fiscal years ended December 31, 2006 and 2005, the Fund’s portfolio turnover rates were 276% and 259%, respectively.

INVESTMENT STRATEGIES AND RISKS

     The Fund’s investment objectives, strategies, and risks are described in the Prospectuses. Certain additional investment information is provided below. All investment strategies of the Fund are non-fundamental and may be changed without shareholder approval.

Asset-Backed Securities
     The Fund may invest in securities that are backed by assets such as receivables on home equity and credit loans, receivables regarding automobile, mobile home and recreational vehicle loans, wholesale dealer floor plans, and leases or other loans or financial receivables currently available or which may be developed in the future.

     Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity. The securities are collateralized by the various receivables and in which the payments on the underlying receivables provide the proceeds to pay the debt service on the debt obligations issued.

     The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately or in many cases ever established, and other risks which may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws; therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Average Effective Duration
     The average effective duration of the Fund will typically be between two and three years. This is considered a short to intermediate range duration.

     Some of the securities in the Fund’s portfolio may have periodic interest rate adjustments based upon an index such as the 91-day Treasury bill rate. This periodic interest rate adjustment tends to lessen the volatility of the security’s price. With respect to securities with an interest rate adjustment period of one year or less, the Fund will, when determining average weighted maturity, treat such a security’s maturity as the amount of time remaining until the next interest rate adjustment.

     Instruments such as Government National Mortgage Association (“GNMA”), Fannie Mae, Federal Home Loan Mortgage Corporation (“FHLMC”) securities, and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns. For purposes of determining the Fund’s average effective duration, the maturities of such securities will be calculated based upon the issuing agency’s payment factors using industry-accepted valuation models.

Bank Obligations
      The Fund may invest in certificates of deposit, bankers’ acceptances, and other short-term obligations of U.S. commercial banks and their overseas branches and foreign banks of comparable quality, provided each such bank combined with its branches has total assets of at least one billion dollars. Any obligations of foreign banks shall be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. In particular, a foreign country could impose exchange controls which might delay the release of proceeds from that country. Such deposits are not covered by the Federal Deposit Insurance Corporation. Because of conflicting laws and regulations, an issuing bank could maintain that liability for an investment is solely that of the overseas branch which could expose the Fund to a greater risk of loss. The Fund will only buy short-term instruments in nations where these risks are minimal. The Fund will consider these factors along with other appropriate factors in making an investment decision to acquire such obligations and will only acquire those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund.

Commercial Paper
     The Fund may invest in short-term promissory notes issued by corporations which at the time of purchase are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody’s and A-1 by S&P are the highest investment grade category.

Corporate Debt
     The Fund may invest in corporate notes and bonds rated A or above. Moody’s Investors Service, Inc. (“Moody’s”) uses the following categories for bonds rated A or above: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered “upper medium” grade obligations. Standard & Poor’s (“S&P”) uses the following categories for bonds rated A or above: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances.

Credit Default Swaps
     The Fund may enter into credit default swap (“CDS”) contracts to the extent consistent with its investment objectives and strategies. A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the “purchaser of protection”) transfers to another party (the “seller of protection”) the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium. In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities. The benefit for the seller of protection is the premium income it receives. The Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). The Fund also might use CDS contracts to create or vary exposure to securities or markets.

     CDS transactions may involve general market, illiquidity, counterparty, and credit risks. CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities. The aggregate notional amount (typically, the principal amount of the reference security or securities) of the Fund’s investments in the CDS contracts will be limited to 15% of its total net assets. As the purchaser or seller of protection, the Fund may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

     Where the Fund is a purchaser of protection, it will designate on its books and records cash or liquid securities sufficient to cover its premium payments under the CDS. To the extent that the Fund, as a purchaser of protection, may be required in the event of a credit default to deliver to the counterparty (1) the reference security (or basket of securities), (2) a security (or basket of securities) deemed to be the equivalent of the reference security (or basket of securities), or (3) the negotiated monetary value of the obligation, the Fund will designate the reference security (or basket of securities) on its books and records as being held to satisfy its obligation under the CDS or, where the Fund does not own the reference security (or basket of securities), the Fund will designate on its books and records cash or liquid securities sufficient to satisfy the potential obligation. To the extent that the Fund, as a seller of protection, may be required in the event of a credit default to deliver to the counterparty some or all of the notional amount of the CDS, it will designate on its books and records cash or liquid securities sufficient to cover the obligation. If the CDS permits the Fund to offset its obligations against the obligations of the counterparty under the CDS, then the Fund will only designate on its books and records cash or liquid securities sufficient to cover the Fund’s net obligation to the counterparty, if any. All cash and liquid securities designated by the Fund to cover its obligations under CDSs will be marked to market daily to cover these obligations.

     As the seller of protection in a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring or agreed upon event (each of these events is a “Credit Event”). If a Credit Event occurs, the Fund generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value. Provided that no Credit Event occurs, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contract, the Fund would have no delivery requirement or payment obligation to the purchaser of protection. As the seller of protection, the Fund would have credit exposure to the reference security (or basket of securities). The Fund will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

     As the purchaser of protection in a CDS contract, the Fund would pay a premium to the seller of protection. In return, the Fund would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities). A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to the Fund if a Credit Event should occur. This risk is known as counterparty risk and is described in further detail below.

     If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities). If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

     Each CDS contract is individually negotiated. The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years. CDS contracts may be unwound through negotiation with the counterparty. Additionally, a CDS contract may be assigned to a third party. In either case, the unwinding or assignment involves the payment or receipt of a separate payment by the Fund to terminate the CDS contract.

     A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, the Fund’s potential loss is the agreed upon periodic stream of payments from the purchaser of protection. If there is a default by a counterparty that is a seller of protection, the Fund’s potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event should occur. CDS contracts do not involve the delivery of collateral to support each party’s obligations; therefore, the Fund will only have contractual remedies against the counterparty pursuant to the CDS agreement. As with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency. The Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

Futures
     Futures contracts are agreements for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities called for by the contract at a specified price during a specified future month. The Fund will not enter into futures contracts to the extent that more than 5% of the Fund’s assets are required as futures contract margin deposits and will not engage in such transactions to the extent that obligations relating to such transactions exceed 20% of the Fund’s assets.

     Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in an account at the Fund’s custodian bank. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

     In addition, when the Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its custodian, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents, or high-quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Fund with respect to such futures contracts.

     The Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of government securities at higher prices.

     With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of government securities which the Fund intends to purchase.

     If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates.

     To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of government securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its government securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell government securities from its portfolio to meet daily variation margin requirements. Such sales of government securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

     Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Investment Company Securities
     The Fund is permitted to invest in other investment companies, including open-end, closed-end, or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a “fund of funds” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.”

Mortgage-Backed Securities
      In addition to mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, the Fund may also invest up to 35% of its assets in securities issued by certain private, non-government corporations, such as financial institutions, if the securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). The Fund currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the two highest grades by a nationally recognized statistical ratings organization.

     CMOs are debt securities issued by U.S. Government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped securities which provide only the principal or interest feature of the underlying security).

     Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “interest-only” class), while the other class will receive all of the principal (the “principal-only” class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

     Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of the Fund’s net assets.

     REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and certain REMICs also may be stripped.

     The Fund may also invest in CMOs, REMICs, and commercial mortgage-backed securities (“CMBS”) that are not issued or guaranteed by, or fully collateralized by securities issued or guaranteed by, the U.S. Government, its agencies or instrumentalities (“non-agency mortgage-backed securities”). These securities are secured by the underlying collateral of the private issuer. The Fund may invest its assets in such privately-issued CMOs, REMICs, and CMBS only if the securities are rated in the top rating category by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody’s). The Fund may not invest more than 20% of its assets in securities, including CMOs, REMICs, and CMBS, that are not issued or guaranteed by, or fully collateralized by securities issued or guaranteed by, the U.S. Government, its agencies or instrumentalities.

     CMBS are issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties. The loans are collateralized by various types of commercial property, which include, but are not limited to, multi-family housing, retail shopping centers, office space, hotels and health care facilities. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. CMBS are subject to credit risk, prepayment risk and extension risk. The Manager addresses credit risk by investing in CMBS that are rated in the top rating category by a nationally-recognized statistical rating organization. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market. Unlike other asset classes, commercial loans have structural impediments to refinancing that include lockout periods, prepayment penalties, yield maintenance and defeasance. These devices reduce the uncertainty introduced by prepayment options. The Manager carefully analyzes the composition and proportions of various prepayment provisions to protect against unscheduled payments. Extension risk is the risk that balloon payments (i.e., the final payment on commercial mortgages, which are substantially larger than other periodic payments under the mortgage) are deferred beyond their originally scheduled date for payment. Extension risk measures the impact of a borrower’s ability to pay the balloon payment in a timely fashion, while maintaining loan payments in accordance with the terms specified in the loan. For the investor, extension will increase the average life of the security, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. The Manager models and stress tests extension risk and invests only in structures where extension risk is acceptable under various scenarios.

Options
     The Fund may purchase call options, write call options on a covered basis, write secured put options, and purchase put options on a covered basis only, and will not engage in option writing strategies for speculative purposes.

     The Fund may invest in options that are either exchange listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close option positions and this may have an adverse impact on the Fund’s ability to effectively hedge its securities. The Fund will not, however, invest more than 15% of its assets in illiquid securities.

     Covered Call Writing. The Fund may write covered call options from time to time on such portion of its portfolio, without limit, as Manager determines is appropriate in seeking to obtain the Fund’s investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

     During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

     With respect to options on actual portfolio securities owned by the Fund, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirety offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

      The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security, and the time remaining until the expiration date.

     The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Purchasing Call Options. The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund’s total assets. The advantage of purchasing call options is that the Fund may alter portfolio characteristics, and modify portfolio maturities without incurring the cost associated with portfolio transactions.

     The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same Fund as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

     Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the results that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

     Purchasing Put Options. The Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 2% of the Fund’s total assets. A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. However, the Fund must pay a premium for this right, whether it exercises it or not. The Fund will, at all times during which it holds a put option, own the security covered by such option.

     The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The ability to purchase put options will allow the Fund to protect an unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

     The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

     Writing Put Options. The Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its custodian, cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. Government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund’s portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

     Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Portfolio Loan Transactions
     The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

      It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: (i) each transaction must have 100% collateral in the form of cash, short-term U.S. Government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; (ii) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; (iii) the Fund must be able to terminate the loan after notice, at any time; (iv) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; (v) the Fund may pay reasonable custodian fees in connection with the loan; and (vi) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of the Trust know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

     The major risk to which the Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Repurchase Agreements
      In order to invest its cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager. A repurchase agreement is a short-term investment in which the purchaser (e.g., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser’s holding period. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. The Fund may not investment more than 15% of its assets in repurchase agreements with maturities of seven-days or more. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements, to those which the Manager determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of 102% of the repurchase price, including the portion representing the Fund’s yield under such agreements, which is monitored on a daily basis. Such collateral is held by a custodian in book entry form. Such agreements may be considered loans under the 1940 Act, but the Fund consider repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of a default.

     The funds in the Delaware Investments family (each a “Delaware Investments® Fund” and collectively, the “Delaware Investments® Funds”) have obtained an exemption (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments® Funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Restricted Securities
      While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day functions of determining whether or not individual Rule 144A securities are liquid for purposes of the Fund’s 15% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer and whether a security is listed on an electronic network for trading the security).

     If the Manager determines that a Rule 144A security which was previously determined to be liquid is no longer liquid and, as a result, the Fund’s holdings of illiquid securities exceed the Fund’s 15% limit on investment in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

U.S. Government Securities
      Obligations of U.S. Government agencies, authorities, instrumentalities, and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., GNMA); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

When-Issued and Delayed Delivery Securities
     The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

     The Trust has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after thirty calendar days have passed. The Trust posts a list of the Fund’s portfolio holdings monthly, with a 30-day lag, on the Fund’s Web site, www.delawareinvestments.com. In addition, on a 10-day lag, the Trust also makes available on the Web site a month-end summary listing of the number of the Fund’s securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for the Fund. This information is available publicly to any and all shareholders free of charge once posted on the Web site by calling 800 523-1918.

     Other entities, including institutional investors and intermediaries that distribute the Fund’s shares, are generally treated similarly and are not provided with the Fund’s portfolio holdings in advance of when they are generally available to the public.

     Third-party service providers and affiliated persons of the Fund are provided with the Fund’s portfolio holdings only to the extent necessary to perform services under agreements relating to the Fund. In accordance with the policy, third-party service providers who receive non-public portfolio holdings information on an ongoing basis are: the Manager’s affiliates, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel, the Fund’s financial printer, and the Fund’s proxy voting service (Institutional Shareholder Services). These entities are obligated to keep such information confidential.

     Third-party rating and ranking organizations and consultants who have signed agreements (“Non-Disclosure Agreements”) with the Fund or the Manager may receive portfolio holdings information more quickly than the 30 day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund’s portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, the Manager, nor any affiliate receive any compensation or consideration with respect to these agreements.

     To protect the shareholders’ interest and to avoid conflicts of interest, Non-Disclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund’s Chief Compliance Officer prior to such use.

     The Trust’s Board of Trustees will be notified of any substantial change to the foregoing procedures. The Board of Trustees also receives an annual report from the Trust’s Chief Compliance Officer which, among other things, addresses the operation of the Trust’s procedures relating to its policy concerning the disclosure of portfolio holdings information.

MANAGEMENT OF THE TRUST

Officers and Trustees
      The business and affairs of the Trust are managed under the direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware Investments® Funds. As of April 25, 2007, the Trust’s officers and Trustees owned less than 1% of the outstanding shares of the Fund, except for the Institutional Class, in which they owned 2.70% of the outstanding shares. The Trust’s Trustees and principal officers are noted below along with their ages and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death or removal.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director or Officer	Other Directorships Held by Trustee/ Director or Officer
Interested Trustees
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Mr. Coyne has served in various executive capacities at different times at Delaware Investments[2]	83	None
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 23, 2005	Private Investor — (March 2004 – Present) Investment Manager — Morgan Stanley & Co. (January 1984—March 2004)	83	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	4 Years	President — Franklin & Marshall College (June 2002 — Present) Executive Vice President — University of Pennsylvania (April 1995 — June 2002)	83	Director — Community Health Systems
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	12 Years	Founder/Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990—Present)	83	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 23, 2005	Chief Investment Officer — Assurant, Inc. (Insurance) (2002—2004)	83	None

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director or Officer	Other Directorships Held by Trustee/ Director or Officer
Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	16 Years	Consultant — ARL Associates Financial Planner (1983 — Present)	83	Director and Audit Committee Chairperson — Andy Warhol Foundation Director and Audit Committee Chair — Systemax Inc.
Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997[3]	President/Chief Executive Officer—MLM Partners, Inc. (Small Business Investing & Consulting) (January 1993 — Present)	83	Director — CenterPoint Energy Director and Audit Committee Chair — Digital River Inc. Director and Audit Committee Chair — Rimage Corporation Director — Valmont Industries, Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	6 Years	Vice President (January 2003 — Present) and Treasurer (January 2006 — Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	83	None
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 23, 2005	Founder — Investor Analytics (Risk Management) (May 1999 — Present)	83	Director and Audit Committee Member — Investor Analytics Director and Audit Committee Member — Oxigene, Inc.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director or Officer	Other Directorships Held by Trustee/ Director or Officer
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 25, 2005	Mr. Connor has served as Vice President and Deputy General Counsel at Delaware Investments since 2000	83	None[4]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 25, 2005	Mr. O’Connor has served in various executive and legal capacities at different times at Delaware Investments	83	None[4]
John J. O’Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 17, 2005	Mr. O’Connor has served in various executive capacities at different times at Delaware Investments	83	None[4]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Mr. Salus has served in various executive capacities at different times at Delaware Investments	83	None[4]
[1] Mr. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Trust’s Manager.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust’s Manager, principal underwriter, and transfer agent.
[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
[4] Messrs. Connor, David P. O’Connor, John J. O’Connor, and Salus also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same Manager, principal underwriter, and transfer agent as the Trust. Mr. John J. O’Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment manager as the Trust.

     The following is additional information regarding investment professionals affiliated with the Trust.

Name, Address and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen R. Cianci 2005 Market Street Philadelphia, PA 19103-7094 May 12, 1969	Senior Vice President/ Senior Portfolio Manager	11 Years	During the past five years, Mr. Cianci has served in various capacities at different times at Delaware Investments.
Paul Grillo 2005 Market Street Philadelphia, PA 19103-7094 May 16, 1959	Senior Vice President/ Senior Portfolio Manager	12 Years	During the past five years, Mr. Grillo has served in various capacities at different times at Delaware Investments.

     The following table shows each Trustee’s ownership of shares of the Fund and of all Delaware Investments® Funds as of December 31, 2006, unless otherwise noted.

Name	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Patrick P. Coyne	Over $100,000	Over $100,000
Independent Trustees
Thomas L. Bennett	None	None
John A. Fry[1]	None	Over $100,000
Anthony D. Knerr	None	$10,001 - $50,000
Lucinda S. Landreth	None	$50,001 - $100,000
Ann R. Leven	None	Over $100,000
Thomas F. Madison	None	$10,001 - $50,000
Janet L. Yeomans	None	Over $100,000
J. Richard Zecher	None	$10,001-$50,000

1 As of December 31, 2006, John A. Fry held assets in a 529 Plan account. Under the terms of the Plan, a portion of the assets held in the Plan may be invested in the Delaware Investments® Funds. Mr. Fry held no shares of the Delaware Investments® Funds outside of the Plan as of December 31, 2006.

      The following table sets forth the compensation received by each Trustee from the Trust and the total compensation received from the Delaware Investments® Funds for which he or she served as a Trustee or Director for the fiscal year ended December 31, 2006. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (i.e., the “Independent Trustees”) receive compensation from the Delaware Investments® Funds. The following table provides, in addition, information on the retirement benefits accrued on behalf of those Trustees eligible to receive such benefits under the Delaware Investments Retirement Plan for Trustees/Directors (the “Retirement Plan”). This plan was recently terminated as more fully described below.

			Total Compensation
			from the Investment
			Companies in the
	Aggregate	Retirement Benefits	Delaware
	Compensation from	Accrued as Part of	Investments®
Trustee	the Trust	Fund Expenses[1]	Complex[2]
Thomas L. Bennett	$1,583	$0	$160,621
John A. Fry	$1,614	$1,458	$163,833
Anthony D. Knerr	$1,428	$6,673	$144,833
Lucinda S. Landreth	$1,486	$0	$151,333
Ann R. Leven	$1,880	$6,191	$191,333
Thomas F. Madison	$1,686	$6,654	$170,333
Janet L. Yeomans	$1,512	$2,842	$152,833
J. Richard Zecher	$1,530	$0	$155,333

1	Figures reflect amounts already accrued under the Retirement Plan and additional amounts accrued to effect the termination of the Retirement Plan for the Delaware Investments® Funds that are series of the Trust as of November 30, 2006. The Manager has agreed to absorb a minimum of $500,000 through certain additional waivers and/or reimbursements for those Delaware Investments® Funds within the Fund Complex that are subject to expense limitations.
2	Effective December 1, 2006, each Independent Trustee/Director will receive an annual retainer fee of $84,000 for serving as a Trustee/Director for all 30 investment companies in the Delaware Investments® family, plus $5,000 per day for attending each Board Meeting held on behalf of all investment companies in the complex. Members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $2,500 for each Committee meeting attended. In addition, the chairpersons of the Audit, Investments, and Nominating and Corporate Governance Committees each receive an annual retainer of $15,000. The Lead/Coordinating Trustee/Director of the Delaware Investments® Funds receives an additional annual retainer of $35,000. These amounts do not include payments related to the termination of the Retirement Plan.

      Until the Retirement Plan’s termination as described below, each Independent Trustee who, at the time of his or her retirement from the Boards, having attained the age of 70 and served on the Boards for at least five continuous years, was entitled to receive payments from each investment company in the Delaware Investments® family for which he or she had served as Trustee/Director. These payments were to be made for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person’s life. The amount of such payments would have been equal, on an annual basis, to the amount of the annual retainer paid to Trustees/Directors of each investment company at the time of such person’s retirement.

      The table below sets forth the estimated annual retirement benefit that would have been payable under the Retirement Plan at specified compensation levels and years of service. Trustees credited with years of service through December 31, 2006 are: Mr. Knerr (17 years), Ms. Leven (17 years), Mr. Madison (13 years), Ms. Yeomans (8 years), and Mr. Fry (6 years). During the fiscal year ended December 31, 2006, two former Trustees of the Trust were receiving yearly benefits under the Retirement Plan: Mr. Walter P. Babich ($70,000), and Mr. Charles E. Peck ($50,000).

	Years of Service
Amount of Annual Retainer Paid in Last Year of Service	0-4 Years	5 Years or More
$50,000[1]	$0	$50,000
$70,000[2]	$0	$70,000
$80,000[3]	$0	$80,000

1	Reflects final annual retainer for Charles E. Peck, a retired trustee.
2	Reflects final annual retainer for Walter P. Babich, a retired trustee.
3	Reflects annual retainer at the time of termination for Anthony D. Knerr, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and John A. Fry.

      The Board of Trustees/Directors of the Delaware Investments® Funds voted to terminate the Delaware Investments Retirement Plan for Trustees/Directors, effective November 30, 2006. As a result of the termination of the Retirement Plan, no further benefits will accrue to any current or future directors and a one-time payment of benefits earned under the Retirement Plan will be paid to eligible Trustees/Directors. The amount of the payment to be made on January 31, 2007 represents the benefits to which the current Trustee/Director is entitled under the terms of the Retirement Plan. The calculation of such amount is based on: (1) the annual retainer amount as of the date of termination ($80,000), (2) each Trustee/Director’s years of service as of the date of termination (listed above), and (3) the actuarially determined life expectancy of each Trustee/Director. The payments thus calculated are discounted to present value.

      The net present value of the benefits accrued under the plan to which each such Independent Trustee/Director is entitled was calculated by a licensed/certified actuary and then reviewed and approved by the Delaware Investments® Funds’ Independent Directors who had no benefits vested under the Plan. The amounts being paid in 2007 are as follows: Anthony D. Knerr ($702,373), Ann R. Leven ($648,635), Thomas F. Madison ($696,407), Janet L. Yeomans ($300,978), and John A. Fry ($155,030).

     The Board of Trustees has the following committees:

     Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. The Trust’s Audit Committee consists of the following four Independent Trustees: Thomas F. Madison, Chairman; Thomas L. Bennett; Jan L. Yeomans; and J. Richard Zecher. The Audit Committee held seven meetings during the Trust’s last fiscal year.

     Nominating and Corporate Governance Committee: This committee recommends Board members, fills vacancies, and considers the qualifications of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board of Trustees only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments® Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following four Independent Trustees: John A. Fry, Chairman; Anthony D. Knerr; Lucinda S. Landreth; and Ann R. Leven (ex-officio). The committee held seven meetings during the Trust’s last fiscal year.

     Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee is comprised of all of the Trust’s Independent Trustees. The Independent Trustee Committee held four meetings during the Trust’s last fiscal year.

     Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Portfolio by the Manager as well as any sub-advisers; (ii) review all proposed advisory and sub-advisory agreements for new Portfolios or proposed amendments to existing agreements and to recommend what action the full Board and the independent directors/trustees take regarding the approval of all such proposed arrangements; and (iii) review from time to time reports supplied by the Manager regarding investment performance and expenses and suggest changes to such reports. The Investments Committee consists of the following four Independent Trustees: Thomas L. Bennett, Chairman; Lucinda S. Landreth; Jan L. Yeomans; and J. Richard Zecher. The Investments Committee was established on October 25, 2006. The Investments Committee held two meetings during the Trust’s last fiscal year.

Code of Ethics
      The Trust, the Manager, the Distributor, and Lincoln Financial Distributors, Inc. (the Fund’s financial intermediary wholesaler) have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting
     The Fund has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Manager’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

     In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the Fund and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Information, if any, regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (i) through the Fund’s Web site at www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from the company’s operations and products.

     Because the Trust has delegated proxy voting to the Manager, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

Investment Manager
      The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Fund, subject to the supervision and direction of the Trust’s Board of Trustees. The Manager also provides investment management services to all of the other Delaware Investments® Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund. The Manager pays the salaries of all Trustees, officers and employees who are affiliated with both the Manager and the Trust.

     The Manager and its predecessors have been managing the Delaware Investments® Funds since 1938. As of December 31, 2006, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $150 billion in assets in various institutional or separately managed, investment company and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is an indirect subsidiary of Delaware Management Holdings, Inc. (“DMH”). DMH is an indirect subsidiary, and subject to the ultimate control, of Lincoln National Corporation (“Lincoln”). Lincoln, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries. The Manager and its affiliates own the name “Delaware Group.” Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

     The Investment Management Agreement for the Fund is dated December 15, 1999 and was approved by shareholders on that date. The Agreement had an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms and the renewal thereof have been approved by the vote of a majority of the Trust’s Independent Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days’ notice by the Trust or by the Manager. The Agreement will terminate automatically in the event of its assignment.

     As compensation for the services rendered under the Agreement, the Fund shall pay the Manager an annual management fee as a percentage of average daily net assets equal to: 0.50% on the first $500 million; 0.475% on the next $500 million; 0.45% on the next $1.5 billion; and 0.425% on assets in excess of $2.5 billion.

     For the period May 1, 2007 through April 30, 2008, the Manager has contracted to waive its advisory fee and pay the expenses of a Series to the extent necessary to ensure that a Series’ annual operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short-sale dividend and interest expenses, certain insurance costs and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings and liquidations) do not exceed 0.69%. The Manager has acknowledged that it (i) shall not be entitled to collect on, or make a claim for, waived fees at any time in the future, and (ii) shall not be entitled to collect on, or make a claim for, reimbursed Series expenses at any time in the future.

     During the past three fiscal years, the Fund paid the following investment management fees, after fee waivers:

Fiscal Year Ended	Incurred	Paid	Waived
12/31/06	$1,260,007	$812,502	$447,505
12/31/05	$1,441,456	$1,004,566	$436,890
12/31/04	$1,729,327	$952,169	$777,158

     Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, such expenses include the Fund’s proportionate share of certain administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor
     The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Trust’s shares under a Distribution Agreement dated April 19, 2001. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of DMH, and, therefore, of Lincoln. The Distributor has agreed to use its best efforts to sell shares of the Fund. See the Prospectuses for information on how to invest. Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as national distributor for the other Delaware Investments® Funds. The Board of Trustees annually reviews fees paid to the Distributor.

     During the Fund’s last three fiscal years, the Distributor received net commissions from the Fund on behalf of its Class A Shares, after re-allowances to dealers, as follows:

	Total Amount of	Amounts Re-allowed to
Fiscal Year Ended	Underwriting Commission	Dealers	Net Commission to DDLP
12/31/06	$52,876	$44,921	$7,955
12/31/05	$95,906	$80,443	$15,463
12/31/04	$176,458	$139,967	$36,491

     During the last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments with respect to Class A Shares of the Fund as follows:

CDSC Payments
Fiscal Year Ended	Class A Shares
12/31/06	$8
12/31/05	$70
12/31/04	$1,869

     During the last three fiscal years, the Distributor received contingent deferred sales charge (“CDSC”) payments with respect to Class B Shares and Class C Shares as follows:

CDSC Payments
Fiscal Year Ended	Class B Shares	Class C Shares
12/31/06	$11,136	$1,566
12/31/05	$44,312	$6,340
12/31/04	$86,443	$85,366

     Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of the Manager, serves as the Fund’s financial intermediary wholesaler pursuant to a Third Amended and Restated Financial Intermediary Distribution Agreement (the “Financial Intermediary Agreement”) with the Distributor effective as of January 1, 2007. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors, and other financial intermediaries (collectively, “Financial Intermediaries”). The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. Effective January 1, 2007, the Distributor pays LFD for the actual expenses incurred by LFD in performing its duties under the Financial Intermediary Agreement as determined by the Distributor’s monthly review of information retrieved from Lincoln Financial Group’s applicable expense management system. Based on this review, the Distributor may request that LFD provide additional information describing its expenses in detail reasonably acceptable to the Distributor. The fees associated with LFD’s services to the Fund are borne exclusively by the Distributor and not by the Fund.

Transfer Agent
      Delaware Service Company, Inc., which is an affiliate of the Manager and which is located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Fund’s shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholders Services Agreement dated April 19, 2001. The Transfer Agent is an indirect subsidiary of DMH and, therefore, of Lincoln. The Transfer Agent also acts as shareholder servicing, dividend disbursing and transfer agent for other Delaware Investments® Funds. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $22.85 for each open and closed account on its records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis.

     These charges are assessed monthly on a pro rata basis and determined by using the number of shareholder and retirement accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the Independent Trustees.

     Each Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of each Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

Fund Accountants
      Delaware Service Company, Inc. also provides accounting services to each Fund pursuant to a separate Fund Accounting Agreement. Those services include performing all functions related to calculating the Fund’s NAV and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, Delaware Service Company, Inc. is paid a fee based on total assets of all of the Delaware Investments® Funds for which it provides such accounting services. Such fee is equal to 0.04% multiplied by the total amount of assets in the complex for which Delaware Service Company, Inc. furnishes accounting services. The fees are charged to each Fund and the other Delaware Investments® Funds on an aggregate pro rata basis.

Custodian
     JPMorgan Chase Bank (“JPMorgan”), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of the Fund’s securities and cash. As custodian for the Fund, JPMorgan maintains a separate account or accounts for the Fund; receives, holds, and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund’s portfolio securities.

Legal Counsel
     Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

PORTFOLIO MANAGERS

     Other Accounts Managed
      The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of December 31, 2006.

				Total Assets
			No. of Accounts with	in Accounts with
	No. of	Total Assets	Performance-Based	Performance-Based
	Accounts	Managed	Fees	Fees
Stephen R. Cianci
Registered Investment	10	$2.8 billion	0	$--
Companies
Other pooled Investment	2	$15.7 million	0	$--
Vehicles
Other Accounts	101	$14.0 billion	1	$1.1 million

Paul Grillo
Registered Investment	12	$2.9 billion	0	$--
Companies
Other pooled Investment	2	$15.7 million	0	$--
Vehicles
Other Accounts	13	$900.0 million	1	$678.7 million

Description of Potential Material Conflicts of Interest
      Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Fund and the investment action for each account and the Fund may differ. For example, one account or the Fund may be selling a security, while another account or the Fund may be purchasing or holding the same security. As a result, transactions executed for one account and the Fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or the Fund. The investment opportunity may be limited, however, so that all accounts and the Fund for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple accounts.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
      Each portfolio’s manager’s compensation consists of the following:

     Base Salary: Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus: Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative and qualitative factors. The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, approximately 80% of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper peer group percentile ranking on a one-year and three-year basis. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking in consultant databases. There is no objective award for a fund that falls below the 50th percentile for a given time period. There is a sliding scale for investment companies that are ranked above the 50th percentile. The managed separate accounts are compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by the Manager and takes into account subjective factors.

     Deferred Compensation: Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

     Stock Option Incentive Plan/Equity Compensation Plan: Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or “non-qualified” stock options). In addition, certain managers may be awarded restricted stock units, or “performance shares,” in Lincoln. Delaware Investments U.S., Inc., is an indirect, wholly owned subsidiary of DMH and, therefore, of Lincoln.

     The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain investment personnel of the Manager with a more direct means of participating in the growth of the Manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the Manager in its full discretion. Option awards may be based in part on seniority.

     Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a pre-determined peer group.

     Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
      As of December 31, 2006, the Fund’s portfolio managers owned the following amounts of Fund shares:

Dollar Range Of Fund
Portfolio Manager	Shares Owned[1]
Stephen R. Cianci	$10,001 - $50,000
Paul Grillo	Over $100,000

1	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

TRADING PRACTICES AND BROKERAGE

     The Manager selects broker/dealers to execute transactions on behalf of the Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who provide best execution for the Fund. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

     During the past three fiscal years, the Fund paid the following aggregate dollar amounts of brokerage commissions:

Brokerage
Fiscal Year Ended	Commissions
12/31/06	$19,952
12/31/05	$31,524[1]
12/31/04	$78,009

[1]	The decrease in the amount of brokerage commisions paid was due to a decrease in trading activity.

     The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

     As provided in the Securities Exchange Act of 1934, as amended, and the Fund’s Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Fund paying higher commissions, the Manager believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions that generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other Delaware Investments® Funds. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

     During the fiscal year ended December 31, 2006, none of the Fund’s portfolio transactions were directed to broker/dealers for brokerage and research services provided.

     As of December 31, 2006, the Fund held the following securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents:

Name of Regular Broker/Dealer	Value of Any Securities Owned
(000s omitted)
Bear Stearns	$3,500
Credit Suisse First Boston	$2,255
Merrill Lynch, Pierce, Fenner	$2,530

     The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Trust’s Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

     Consistent with the National Association of Securities Dealers, Inc. (the “NASD”), and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees.

CAPITAL STRUCTURE

Capitalization
      The Trust currently has authorized, and allocated to each Class of the Fund, an unlimited number of shares of beneficial interest with no par value allocated to each Class of the Fund. All shares are, when issued in accordance with the Trust’s registration statement (as it may be amended from time to time), governing instruments and applicable law, fully paid and non-assessable. Shares do not have preemptive rights. All shares of the Fund represent an undivided proportionate interest in the assets of the Fund. Shares of the Institutional Class may not vote on any matter that affects the Fund Classes’ Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Fund Classes may vote only on matters affecting their respective Class, including the Fund Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A Shares. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of the Fund. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Fund Classes’ Rule 12b-1 Plans will be allocated solely to those classes.

     Until May 31, 1992, the Fund offered shares of two retail classes of shares, Investors Series II class (now Class A Shares) and the Investors Series I class. Shares of Investors Series I class were offered with a sales charge, but without the imposition of a Rule 12b-1 fee. Effective June 1, 1992, following shareholder approval of a plan of recapitalization on May 15, 1992, shareholders of the Investors Series I class had their shares converted into shares of the Investors Series II class and became subject to the latter class’ Rule 12b-1 charges. Effective at the same time, following approval by shareholders, the name Investors Series was changed to Treasury Reserves Intermediate Series and the name Investors Series II class was changed to Treasury Reserves Intermediate Fund class. Treasury Reserves Intermediate Fund (Institutional) class was first offered on June 1, 1992 and beginning May 2, 1994 it became known as Treasury Reserves Intermediate Fund Institutional Class. On May 2, 1994, the Treasury Reserves Intermediate Fund class became known as the Treasury Reserves Intermediate Fund A Class. Effective as of close of business on August 28, 1995, the Trust’s name was changed from Delaware Group Treasury Reserves, Inc. to Delaware Group Limited-Term Government Funds, Inc. and the name Treasury Reserves Intermediate Series was changed to Limited-Term Government Fund. At the same time, the names of Treasury Reserves Intermediate Fund A Class, Treasury Reserves Intermediate Fund B Class and Treasury Reserves Intermediate Fund Institutional Class were changed to Limited-Term Government Fund A Class, Limited-Term Government Fund B Class, and Limited-Term Government Fund Institutional Class, respectively. Effective as of August 16, 1999, the name of Limited-Term Government Fund changed to Delaware Limited-Term Government Fund. Corresponding changes were also made to the names of each of the Fund’s Classes. Effective as of December 15, 1999, the Trust’s name was changed from Delaware Group Limited-Term Government Funds, Inc. to Delaware Group Limited-Term Government Funds. The Fund’s Class R Shares were initially offered on June 2, 2003.

Non-cumulative Voting
     The Trust’s shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

PURCHASING SHARES

Effective at the close of business on May 31, 2007, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) plans, 403(b) plans, or 457 plans), will be allowed in Class B shares in the Fund, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments Fund for Class B shares of another Delaware Investments Fund, as permitted by existing exchange privileges.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. You will be notified via Supplement if there are any changes to these attributes, sales charges, or fees.

Effective at the close of business on May 31, 2007, the 12-month reinvestment privilege described in the Section entitled “Purchasing Shares — 12-Month Reinvestment Privilege” will no longer apply to Class B shares.

General Information
      Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if in the opinion of management such rejection is in the Fund’s best interest. The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, Trustees and employees of any Delaware Investments® Fund, the Manager or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be satisfied.

     Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See “Investment Plans” for purchase limitations applicable to retirement plans. The Trust will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual Rule 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

     Selling dealers are responsible for transmitting orders promptly. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Investments® Fund. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

     The Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

     The Fund also reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

     The NASD has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

     Certificates representing shares purchased are not ordinarily issued. Certificates were previously issued for Class A Shares and Institutional Class Shares of the Fund. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Fund. No charge is assessed by the Trust for any certificate issued. The Fund does not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Fund. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor’s certificate(s) must accompany such request.

     Accounts of certain omnibus accounts and managed or asset-allocation programs may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

Alternative Purchase Arrangements — Class A, B, C, and R Shares
     The alternative purchase arrangements of Fund Classes permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within three years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately five years after purchase and, thereafter, be subject to annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

     The higher Rule 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual Rule 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

     Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

     In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher Rule 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that, like Class B Shares and Class C Shares, Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, Class R Shares are not subject to a CDSC. In comparing Class B Shares to Class R shares, investors should also consider the duration of the annual Rule 12b-1 Plan expenses to which each Class is subject and the desirability of an automatic conversion feature to Class A Shares (with lower annual Rule 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

     For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the Rule 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective Rule 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See “Plans under Rule 12b-1 for the Fund Classes” below for more information.

     Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares, Class R Shares, and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amounts of Rule 12b-1 Plan expenses relating to Class A Shares, Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” below for more information.

     Class A Shares: Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes’ Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See “Special Purchase Features - Class A Shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

     From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer’s Commission
     As described in the Fund Classes’ Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer’s commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

     In determining a financial advisor’s eligibility for the dealer’s commission, purchases of Class A Shares of other Delaware Investments® Funds as to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange”) may be aggregated with those of the Class A Shares of the Fund. Financial advisors also may be eligible for a dealer’s commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor’s Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

     An exchange from other Delaware Investments® Funds will not qualify for payment of the dealer’s commission, unless a dealer’s commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge — Class B Shares and Class C Shares
     Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within three years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class B Shares or Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments® Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange. See “Waiver of Contingent Deferred Sales Charge — Class B Shares and Class C Shares” under “Redemption and Exchange” for the Fund Classes for a list of the instances in which the CDSC is waived.

     During the fourth year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual Rule 12b-1 Plan expenses of up to 1.00% of average daily net assets of those shares. At the end of approximately five years after purchase, an investor’s Class B Shares will be automatically converted into Class A Shares of the Fund. See “Automatic Conversion of Class B Shares” under “Redemption and Exchange.” The Class A Shares into which Class B Shares will convert are subject to ongoing annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

     In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than three years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the three-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Deferred Sales Charge Alternative — Class B Shares
     Class B Shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of the investor’s purchase payment will be invested in Fund shares. The Distributor currently anticipates compensating dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 2.00% of the dollar amount purchased. As discussed below, however, Class B Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within three years of purchase, a CDSC.

     Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually. The combination of the CDSC and the proceeds of the Rule 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

     Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares as described in this Part B, even after the exchange. See “Redemption and Exchange” below.

Automatic Conversion of Class B Shares
      Class B Shares, other than shares acquired through reinvestment of dividends, held for five years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September, and December (each, a “Conversion Date”). If the fifth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor’s Class B Shares will be converted on that date. If the fifth anniversary occurs between Conversion Dates, an investor’s Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder’s fifth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the fifth anniversary of purchase before the shares will automatically convert into Class A Shares.

     Class B Shares of the Fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of the Fund pro-rata with Class B Shares of the Fund not acquired through dividend reinvestment.

     All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative — Class C Shares
     Class C Shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of an investor’s purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

     Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

     Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See “Redemption and Exchange” below.

Plans under Rule 12b-1 for the Fund Classes
     Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan for each of the Fund Classes (the “Plans”). Each Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans’ fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Class. Shareholders of the Institutional Class may not vote on matters affecting the Plans.

     The Plans permit the Fund, pursuant to their Distribution Agreement, to pay out of the assets of the Fund Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time, and paying distribution and maintenance fees to brokers, dealers, and others. In connection with the promotion of shares of the Fund Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of pre- approved sales contests and/or to dealers who provide extra training and information concerning the Fund Classes and increase sales of the Fund Classes.

     In addition, each Fund may make payments from the Rule 12b-1 Plan fees of its respective Fund Classes directly to others, such as banks, who aid in the distribution of Fund Class shares or provide services in respect of a Fund Class, pursuant to service agreements with the Trust. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

     The maximum aggregate fee payable by the Fund under its Plans, and the Fund’s Distribution Agreements, is on an annual basis, up to 0.30% of average daily net assets for the year of Class A Shares, up to 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares’ and the Class C Shares’ average daily net assets for the year and up to 0.60% of Class R Shares’ average daily net assets for the year. The Fund’s Distributor may reduce/waive these amounts at any time.

     On May 21, 1987, the Board of Trustees set the fee for Class A Shares, pursuant to its Plan, at 0.15% of average daily net assets. This fee was effective until May 31, 1992. Effective June 1, 1992, the Board of Trustees determined that the annual fee, payable on a monthly basis, under the Plan, will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class A Shares which were originally purchased prior to June 1, 1992 in the Investors Series I class (which was converted into what is now referred to as Class A Shares) on June 1, 1992 pursuant to a Plan of Recapitalization approved by shareholders of the Investors Series I class), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by all other Class A Shares. While this is the method to be used to calculate the Rule 12b-1 fees to be paid by Class A Shares, the fee is a Class expense so that all shareholders regardless of whether they originally purchased or received shares in the Investors Series I class, or in one of the other classes that is now known as Class A Shares will bear Rule 12b-1 expenses at the same rate. While this describes the current formula for calculating the fees which will be payable under the Class A Shares’ Plan beginning June 1, 1992, the Plan permits a full 0.30% on all assets of Class A Shares to be paid at any time following appropriate Board approval.

     While payments pursuant to the Plans may not exceed the foregoing amounts, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Fund Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of the Fund Classes would be borne by such persons without any reimbursement from such Fund Classes. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act, and subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

     From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans and the Distribution Agreements, as amended, have been approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans and related Distribution Agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

     Each year, the Board of Trustees must determine whether continuation of the Plans is in the best interest of shareholders of the Fund Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Fund Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Fund Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreements, or by a majority vote of the relevant Fund Class’ outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class’ outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements. With respect to each Class A Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of a Fund’s Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreements. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

     For the fiscal year ended December 31, 2006, the Rule 12b-1 payments under the Fund Classes’ Plans were as indicated below.

	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Annual/Semiannual Reports	$2,284	$451	--	--
Broker Trails	$230,318	$23,778	$244,241	$10,204
Broker Sales Charges	--	$62,480	$1,305	--
Dealer Service Expenses
Interest on Broker Sales Charges	--	$7,684	$18,756	--
Commissions to Wholesalers	$13,424	--	--	--
Promotional-Other	$3,428	$880	--	--
Prospectus Printing	$1,143	$643	--	--
Wholesaler Expenses	$18,076	$6,271	--	$12
Total	$268,673	$102,186	$264,302	$10,216

Other Payments to Dealers — Class A Shares, Class B Shares, Class C Shares, and Class R Shares
     The Distributor, LFD, and their affiliates may pay compensation at their own expense and not as an expense of the Fund, to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (“distribution assistance”). For example, the Distributor may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services, marketing, and educational support, and ticket charges. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Investments® Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Delaware Investments® Funds), the Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor.

     A significant purpose of these payments is to increase sales of the Fund’s shares. The Fund’s investment adviser or its affiliates may benefit from the Distributor’s or LFD’s payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through such Financial Intermediaries.

Special Purchase Features — Class A Shares
     Buying Class A Shares at Net Asset Value: The Fund Classes’ Prospectus sets forth the categories of investors who may purchase Class A Shares at NAV. This section provides additional information regarding this privilege. The Fund must be notified in advance that a trade qualifies for purchase at NAV.

     As disclosed in the Fund Classes’ Prospectus, certain retirement plans that contain certain legacy retirement assets may make purchases of Class A shares at NAV. The requirements are as follows:

  The purchase must be made by a group retirement plan (excluding defined benefit plans): (a) that purchased Class A shares prior to a recordkeeping transition period from August 2004 to October 2004; and (b) where the plan participants records were maintained on Retirement Financial Services, Inc.’s (“RFS”) proprietary recordkeeping system, provided that the plan: (i) has in excess of $500,000 of plan assets invested in Class A Shares of a Delaware Investments® Fund and any stable value account available to investment advisory clients of the Manager or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a Delaware Investments® Fund and such employer has properly represented to, and received written confirmation back from RFS in writing that it has the requisite number of employees. See “Group Investment Plans” for information regarding the applicability of the Limited CDSC.

  The purchase must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class A shares prior to an August 2004 to October 2004 recordkeeping transition period and purchased shares through a retirement plan alliance program, provided that RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program.

     As disclosed in the Fund Classes’ Prospectus certain legacy bank sponsored retirement plans may make purchases of Class A shares at NAV. These purchases may be made by bank sponsored retirement plans that held, but are no longer eligible to purchase, Institutional Class shares or interests in a collective trust as a result of a change in distribution arrangements.

     Allied Plans: Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans (“Allied Plans”) which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments® Funds (“eligible Delaware Investments® Fund shares”), as well as shares of designated classes of non- Delaware Investments® Funds(“eligible non- Delaware Investments® Fund shares”). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

     With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non- Delaware Investments® Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments® Fund shares. See “Combined Purchases Privilege” below.

     Participants in Allied Plans may exchange all or part of their eligible Delaware Investments® Fund shares for other eligible Delaware Investments® Fund shares or for eligible non- Delaware Investments® Fund shares at NAV without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments® Fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See “Investing by Exchange” below.

     A dealer’s commission may be payable on purchases of eligible Delaware Investments® Fund shares under an Allied Plan. In determining a financial advisor’s eligibility for a dealer’s commission on NAV purchases of eligible Delaware Investments® Fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See “Class A Shares” above under “Purchasing Shares.”

     The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer’s commission has been paid. Waivers of the Limited CDSC, as described in the Fund Classes’ Prospectus, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non- Delaware Investments® Fund shares. When eligible Delaware Investments® Fund shares are exchanged into eligible non- Delaware Investments® Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

     Letter of Intention: The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Trust which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. Effective January 1, 2007, the Fund no longer accepts retroactive Letters of Intention. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the values (at offering price at the level designated in their Letter of Intention) of all their shares of the Fund and of any class of any of the other Delaware Investments® Funds previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor’s obligation under a Letter of Intention, Class B Shares and Class C Shares of the Fund and the corresponding classes of shares of other Delaware Investments® Funds which offer such shares may be aggregated with Class A Shares of the Fund and the corresponding class of shares of the other Delaware Investments® Funds.

     Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments® Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan’s assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Fund and other Delaware Investments® Funds which offer corresponding classes of shares may also be aggregated for this purpose.

     Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments® Funds. In addition, if you are an investment advisory client of the Manager’s affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC or Limited CDSC.

     The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
      In determining the availability of the reduced front-end sales charge on Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares, and Class C Shares of the Fund, as well as shares of any other class of any of the other Delaware Investments® Funds, as well as shares of any other class of any of the other Delaware Investments® Funds which offer such classes (except shares of any Delaware Investments® Funds which do not carry a front-end sales charge, CDSC, or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 2.00%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares in the Fund Classes’ Prospectus to determine the applicability of the Right of Accumulation to their particular circumstances.

     12-Month Reinvestment Privilege: Holders of Class A Shares and Class B Shares of the Fund (and of the Institutional Class Shares holding shares which were acquired through an exchange from one of the other Delaware Investments® Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other Delaware Investments® Funds. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in the Delaware Investments® Funds, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

     Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

     A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

     Any reinvestment directed to a Delaware Investments® Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Investments® Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Investments® Fund, including charges and expenses.

     Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund’s shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

     Group Investment Plans: Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table in the Fund Classes’ Prospectus, based on total plan assets. If a company has more than one plan investing in Delaware Investments® Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See “Retirement Plans for the Fund Classes” under “Investment Plans” below for information about retirement plans.

     The Limited CDSC is generally applicable to any redemptions of NAV purchases made on behalf of a group retirement plan on which a dealer’s commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Investments® Fund. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

INVESTMENT PLANS

Reinvestment Plan/Open Account
     Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder’s account on that date. All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). Confirmations of any distributions from realized securities profits will be mailed to shareholders in the first quarter of each fiscal year.

     Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for the Class B Shares, Class C Shares, Class R Shares, and the Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments® Funds
     Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Fund Classes may automatically reinvest dividends and/or distributions in any of the other Delaware Investments® Funds, including the Fund, in states where their shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a Delaware Investments® Fund in which the investor does not then have an account will be treated like all other initial purchases of the Delaware Investments® Fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Investments® Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Investments® Fund, including charges and expenses.

     Subject to the following limitations, dividends and/or distributions from other Delaware Investments® Funds may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares, or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares, dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

     Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments® Fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
      If you have an investment in another Delaware Investments® Fund, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Fund’s Prospectuses. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing Proceeds from Eligible 529 Plans
     The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments® Funds will qualify for treatment as if such proceeds had been exchanged from another Delaware Investments® Fund rather than transferred from the Eligible 529 Plan, as described under “Redemption and Exchange” below. The treatment of your redemption proceeds from an Eligible 529 Plan does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of a Delaware Investments® Fund into an Eligible 529 Plan.

Investing by Electronic Fund Transfer
     Direct Deposit Purchase Plan: Investors may arrange for the Fund to accept for investment in the Fund Classes, through an agent bank, pre-authorized government or private recurring payments. This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen and delayed checks.

     Automatic Investing Plan: Shareholders of Class A Shares, Class B Shares, and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by pre-authorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

     This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

*      *      *

     Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

     Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder’s account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder’s account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder’s account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
     Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

MoneyLineSM On Demand
     You or your investment dealer may request purchases of Fund shares by phone using MoneyLineSM On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your pre-designated bank account. Your request will be processed the same day if you call prior to 4 p.m. Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLineSM On Demand transactions.

     It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
      Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other Delaware Investments® Funds. Shareholders of the Fund Classes may elect to invest in one or more of the other Delaware Investments® Funds through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

      Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Investments® Funds, subject to the conditions and limitations set forth in the Fund Classes’ Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

     Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

      This option is not available to participants in the following plans: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, and 401(k), 403(b)(7), or 457 Plans. This option also is not available to shareholders of the Institutional Classes.

Asset Planner
      The Fund previously offered the Asset Planner asset allocation service. This service is no longer offered for the Fund. Please call the Shareholder Service Center at 800 523-1918 if you have any questions regarding this service.

Retirement Plans for the Fund Classes
      An investment in the Fund may be suitable for tax-deferred retirement plans, such as: Profit Sharing or Money Purchase Pension Plans, Individual Retirement Accounts (“IRAs”), Roth IRAs, SEP/IRAs, SAR/SEPs, 401(k) plans, 403(b)(7) plans, 457 plans, SIMPLE IRAs, and SIMPLE 401(k)s. In addition, the Fund may be suitable for use in Coverdell Education Savings Accounts (“Coverdell ESAs”). For further details concerning these plans and accounts, including applications, contact your investment advisor or the Distributor. To determine whether the benefits of a tax-sheltered retirement plan or Coverdell ESA are available and/or appropriate, you should consult with a tax adviser.

      Class B Shares are available only through IRAs, SIMPLE IRAs, Roth IRAs, Coverdell ESAs, SEP/IRAs, SAR/IRAs, 403(b)(7) plans, and 457 Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See the Fund Classes’ Prospectus for a list of the instances in which the CDSC is waived.

     Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

     Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

      Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class Shares. See “Availability of Institutional Class Shares” above. For additional information on any of the plans and Delaware Investments® retirement services, call the Shareholder Service Center at 800 523-1918.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

      Orders for purchases and redemptions of Class A Shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent or certain other authorized persons. Orders for purchases and redemptions of Class B Shares, Class C Shares, Class R Shares, and Institutional Class Shares are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent or certain other authorized persons. See “Distributor” under “Investment Advisor and Other Service Providers” above. Selling dealers are responsible for transmitting orders promptly.

      The offering price for Class A Shares consists of the NAV per share plus any applicable sales charges. Offering price and NAV are computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is normally 4 p.m. Eastern Time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. When the NYSE is closed, the Fund will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

     The NAV per share for each share class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining the Fund’s total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Fund’s pricing procedures. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Trustees.

     Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The NAVs of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class’ percentage in the Fund represented by the value of shares of such Class, except that the Institutional Class will not incur any of the expenses under the Trust’s Rule 12b-1 Plans, while the Fund Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of the Fund will vary.

REDEMPTION AND EXCHANGE

General Information
     You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next business day. See the Fund’s Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

      Except as noted below, for a redemption request to be in “good order,” you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Investments® Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

      In addition to redeeming the Fund’s shares, the Distributor, acting as agent of the Fund, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder’s cost, is the NAV per share next determined after receipt of the request in good order by the Fund, their agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and NAV are determined. See “Determining Offering Price and Net Asset Value” above. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

     Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and NAV are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

     Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by either Fund or certain other authorized persons (see “Distributor” under “Investment Advisor and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

     The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

     If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

     In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by them are not reasonably practical, or they are not reasonably practical for the Fund fairly to value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

     Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder.

     The value of the Fund’s investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

      Certain redemptions of Class A Shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” below. Class B and Class C Shares of the Fund are subject to CDSCs as described under “Contingent Deferred Sales Charge — Class B Shares and Class C Shares” under “Purchasing Shares” above and in the Fund Classes’ Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Fund nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

      Holders of Class B Shares or Class C Shares that exchange their shares (“Original Shares”) for shares of other Delaware Investments® Funds (in each case, “New Shares”) in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. In the case of Class B Shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this Part B. In an exchange of Class B Shares from the Fund, the Fund’s CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

      Holders of Class A Shares of the Fund may exchange all or part of their shares for shares of other Delaware Investments® Funds, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares, or Class R Shares of the Fund or of any other Delaware Investments® Fund. Holders of Class B Shares of the Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments® Funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of any other Delaware Investments® Fund. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund. Holders of Class R Shares of the Fund are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments® Funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of the Fund.

      Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the Delaware Investments® Fund from which the exchange is being made at the time of the exchange.

     The Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

      The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund to be a market timer.

      Market timing of a Delaware Investments® Fund occurs when investors make consecutive rapid short-term “roundtrips,” or in other words, purchases into a Delaware Investments® Fund followed quickly by redemptions out of that Fund. A short-term roundtrip is any redemption of Fund shares within 20 business days of a purchase of that Fund’s shares. If you make a second such short-term roundtrip in a Delaware Investments® Fund within the same calendar quarter of a previous short-term roundtrip in that Fund, you may be considered a market timer. The purchase and sale of Fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

     Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

*     *     *

     The Fund has made available certain redemption privileges, as described below. The Fund reserves the right to suspend or terminate these expedited payment procedures upon 60 days’ written notice to shareholders.

Written Redemption
      You can write to the Fund at P.O. Box 219656, Kansas City, MO 64121-9656 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program (“STAMP”). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

     Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued for Class A Shares and Institutional Class Shares. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
      You may also write to the Fund (at P.O. Box 219656, Kansas City, MO 64121-9656) to request an exchange of any or all of your shares into another Delaware Investments® Fund, subject to the same conditions and limitations as other exchanges noted above and in the Prospectuses.

Telephone Redemption and Exchange
     To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A Shares or Institutional Class Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

     Telephone Redemption: Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days’ written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

      Neither the Fund nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

      Telephone Redemption — Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

      Telephone Redemption — Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your pre-designated bank account by wire or by check. You should authorize this service when you open your account. If you change your pre-designated bank account, you must complete an authorization form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder’s account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your pre-designated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your pre-designated bank account. Simply call the Shareholder Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange
      The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other Delaware Investments® Funds, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

      The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the Delaware Investments® Funds. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLineSM On Demand
     You or your investment dealer may request redemptions of Fund Class shares by phone using MoneyLineSM On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your pre-designated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLineSM On Demand transactions. For more information, see MoneyLineSM On Demand under Investment Plans and in this Part B above.

Systematic Withdrawal Plans
     Shareholders of the Fund Classes who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for investments made through qualified plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third business day preceding the mailing date.

     Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

     The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

      Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Investments® Funds or is investing in Delaware Investments® Funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer’s commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Fund Classes’ Prospectus for more information about the waiver of CDSCs.

     An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

      Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your pre-designated bank account through the MoneyLineSM Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

     The Systematic Withdrawal Plan is not available to the Fund’s Institutional Class. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
     For purchases of $1,000,000, a Limited CDSC of 1.00% will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) if shares are redeemed during the first year after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission described above.

      The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A Shares being redeemed; or (ii) the NAV of such Class A Shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A Shares, the “net asset value of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

     Redemptions of such Class A Shares held for more than one year will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments® Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the one-year holding period. The Limited CDSC is assessed if such one year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

     In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges
     Please see the Fund Classes’ Prospectus for instances in which the Limited CDSC applicable to Class A Shares and the CDSCs applicable to Class B and C Shares may be waived.

Additional Information on Waivers of Contingent Deferred Sales Charges
     As disclosed in the Fund Classes’ Prospectus, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

  A group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at net asset value and RFS served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

  Any group retirement plan (excluding defined benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program, provided that (i) RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program and (ii) RFS provided fully bundled retirement plan services and maintained participant records on its proprietary recordkeeping system.
DISTRIBUTIONS AND TAXES

Distributions
     It is the present policy of the Trust to declare dividends from net investment income of the Fund on a daily basis. Dividends are declared at the time the offering price and net asset value are determined (see “Determining Offering Price and Net Asset Value” above) each day the Fund is open and are paid monthly. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day.

      The Trust anticipates distributing to its shareholders substantially all of the Fund’s net investment income. Any distributions from net realized securities profits will be made twice a year. The first payment will be made during the first quarter of the next fiscal year. The second payment will be made near the end of the calendar year, typically in November, to comply with certain requirements of the Code.

      Checks are normally mailed within three business days of that date. Any check in payment of dividends or other distributions which cannot be delivered by the United States Postal Service or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder’s account the costs of the Fund’s effort to locate a shareholder if a shareholder’s mail is returned by the United States Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder’s mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

     Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and are normally available for investment the next business day after receipt. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

     Each class of the Fund will share proportionately in the investment income and expenses of the Fund, except that the Fund Classes alone will incur distribution fees under their respective 12b-1 Plans.

     Dividends and realized securities profits distributions are automatically reinvested in additional shares of the Fund at the NAV in effect on the payable date, and credited to the shareholder’s account, unless an election to receive distributions in cash has been made by the shareholder. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash. If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

Taxes
      Distributions of Net Investment Income. The Fund receives income generally in the form of interest on its investments in portfolio securities. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than any qualified dividends) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares.

      Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed twice each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

      Returns of Capital. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

     Effect of Foreign Withholding Taxes. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s distributions paid to you.

      Effect of Foreign Debt Investments on Distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

      PFIC Securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). When investing in PFIC securities, the Fund intends to mark-to-market these securities and will recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

      Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable Distributions declared by the Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

      Election to be Taxed as a Regulated Investment Company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as qualified dividend income to the extent of the Fund’s earnings and profits.

     In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain specific requirements, including:

      (i) The Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. Government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. Government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

     (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

     (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

      Excise Tax Distribution Requirements. As a regulated investment company, the Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

      Required Distributions. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

      Post-October Losses. Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, the Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of December 31 (‘‘post-October loss”) as occurring on the first day of the following tax year (i.e., January 1).

      Sales, Exchanges, and Redemption of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

     Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

     Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

      Deferral of Basis — Class A Shares Only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

     IF:
  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
  You sell some or all of your original shares within 90 days of their purchase, and
  You reinvest the sales proceeds in the Fund or in another Fund of the Trust, and the sales charge that would otherwise apply is reduced or eliminated;

     THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

      Conversion of Class B Shares to Class A Shares. The automatic conversion of Class B Shares into Class A Shares at the end of approximately five years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion of Class B Shares into Class A Shares, or any other conversion or exchange of shares.

      U.S. Government Securities. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or Federal National Mortgage Association (“FNMA”) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

      Qualified Dividend Income for Individuals. In general, income dividends from dividends received by the Fund from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from nonqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

      After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, it is anticipated that this percentage of qualified dividend income will be none or small.

      Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

      While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

      After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

     Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Because the income of the Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small percentage of its income dividends will be eligible for the corporate dividends-received deduction.

      The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

      Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund. For example:

      Securities Purchased at Discount. The Fund is permitted to invest in securities issued or purchased at a discount that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

      Derivatives. The Fund is permitted to invest in certain options, futures or foreign currency contracts. If the Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

      Short Sales and Securities Lending Transactions. The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

      Tax Straddles. The Fund’s investment in options and futures contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

      Investment in Certain Mortgage Pooling Vehicles (Excess Inclusion Income). The Fund may invest in equity interests in certain mortgage pooling vehicles formed as REMICs. The portion of the Fund’s income received from REMIC residual interests, either directly or through an investment in a real estate investment trust (“REIT”) that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as “excess inclusion income”) generally is required to be allocated by the Fund to the Fund’s shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

      Under these rules, the Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income. To the extent that Fund shares owned by “disqualified organizations” are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund’s excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the “disqualified organizations.” The Fund expects that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund’s receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, a regulated investment company such as the Fund is permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

      In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, the Fund must report excess inclusion income to shareholders in two cases:

  If the excess inclusion income received by the Fund from all sources exceeds 1 % of the Fund’s gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

  If the Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

      Under these rules, the taxable income of any Fund shareholder can in no event be less that the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a “disqualified organization,” then this income is fully taxable as unrelated business taxable income under the Code. Charitable reminder trusts do not incur UBTI by receiving excess inclusion income from the Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder’s allocable share of the Fund’s excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of the Fund’s income may be considered excess inclusion income.

      Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent non-periodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

      Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

     Backup Withholding. By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

  provide your correct social security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

     The Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

      Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

      In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

      Capital Gain Dividends and Short-Term Capital Gain Dividends. In general, capital gain dividends paid by the Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

      Interest-Related Dividends. Also, interest-related dividends paid by the Fund from qualified interest income are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

      Further Limitations on Tax Reporting for Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Investors; Sunset Rule. It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by the Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008 unless such exemptions are extended or made permanent.

      Ordinary Dividends; Effectively Connected Income. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

      Investment in U.S. Real Property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by the Fund, or by a REIT or U.S. real property holding corporation in which the Fund invests, may trigger special tax consequences to the Fund’s non-U.S. shareholders. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (“RIC”) such as the Fund, as follows:

  The RIC is classified as a qualified investment entity. A “qualified investment entity” includes a RIC if, in general, more than 50% of the RIC’s assets consists of interests in REITs and U.S. real property holding corporations;
  You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution; and
  If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest (“USRPI”), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you to file a nonresident U.S. income tax return.
  In addition, even if you are a non-U.S. shareholder that owns 5% or less of a class of shares of the Fund classified as a qualified investment entity, Fund Distributions to you attributable to gain realized by the Fund from disposition of USRPI will be treated as ordinary dividends (rather than short- or long-term capital gain) subject to withholding at a 30% or lower treaty rate.

      Because the Fund expects to invest less than 50% of its assets at all times, directly and indirectly, in U.S. real property interests, the Fund does not expect to pay any dividends that would be subject to FIRPTA reporting and tax withholding.

     U.S Tax Certification Rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

      U.S. Estate Tax. An individual who, at the time of death, is a Non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. A partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

      Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

      This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

PERFORMANCE INFORMATION

     To obtain the Fund’s most current performance information, please call 800 523-1918 or visit www.delawareinvestments.com.

      Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.

FINANCIAL STATEMENTS

      Ernst & Young LLP, which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in the Fund’s Annual Report. The Fund’s Statement of Net Assets, Statement of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, the independent registered public accounting firm, for the fiscal year ended December 31, 2006, are included in the Fund’s Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

PRINCIPAL HOLDERS

      As March 31, 2007, management believes the following accounts held of record 5% or more of the outstanding shares of Class A Shares, Class B Shares, Class C Shares, Class R Shares, and the Institutional Class of the Fund. Management does not have knowledge of beneficial owners.

FUND / CLASS	NAME AND ADDRESS	PERCENTAGE
CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF	5.20%
	ITS CUSTOMERS
	ATTENTION: FUND ADMIN SEC
	4800 DEER LAKE DR E # 2
	JACKSONVILLE FL 32246
CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF	16.18%
	ITS CUSTOMERS
	ATTENTION: FUND ADMIN
	4800 DEER LAKE DR E # 2
	JACKSONVILLE FL 32246

FUND / CLASS	NAME AND ADDRESS	PERCENTAGE
INSTITUTIONAL CLASS	BOST & CO	6.91%
SHARES	FBO TUITION A/C INVESTMENT PROGRAM
	C/O MUTUAL FUND OPERATION
	PO BOX 3198
	PITTSBURGH PA 15230
	LINCOLN FINANCIAL GROUP FOUNDATION	15.18%
	INC.
	1300 S CLINTON ST
	FORT WAYNE IN 46802
	BOST & CO	12.46%
	FBO TUITION A/C INVESTMENT PROGRAM
	C/O MUTUAL FUND OPERATION
	PO BOX 3198
	PITTSBURGH PA 15230
	BOST & CO	13.28%
	FBO TUITION A/C INVESTMENT PROGRAM
	C/O MUTUAL FUND OPERATION
	PO BOX 3198
	PITTSBURGH PA 15230
	BOST & CO	8.75%
	FBO TUITION A/C INVESTMENT PROGRAM
	C/O MUTUAL FUND OPERATION
	PO BOX 3198
	PITTSBURGH PA 15230
	BOST & CO	5.52%
	FBO TUITION A/C INVESTMENT PROGRAM
	C/O MUTUAL FUND OPERATION
	PO BOX 3198
	PITTSBURGH PA 15230
	RS DMC EMPLOYEE MPP PLAN	9.70%
	DELAWARE MANAGEMENT CO
	EMPLOYEE MONEY PURCHASE PENSION
	C/O RICK SEIDEL
	2005 MARKET ST
	PHILADELPHIA PA 19103
	CHASE MANHATTAN BANK C/F	7.51%
	DEL GRP FOUNDATION FD BALANCED
	PORT
	ATTN: MARISOL GORDAN GLOBAL INV SER
	3 METROTECH CENTER 8TH FLOOR
	BROOKLYN NY 11201
CLASS R SHARES	MLPF&S FOR THE SOLE BENEFIT	85.32%
	OF ITS CUSTOMERS
	ATTN FUND ADMINISTRATION
	4800 DEER LAKE DR E 2ND FLOOR
	JACKSONVILLE FL 32246

APPENDIX A--DESCRIPTION OF RATINGS

Bonds
     Excerpts from Moody’s Investors Service, Inc. (“Moody’s”) description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered “upper medium” grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Excerpts from Standard & Poor’s (“S&P”) description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
FILE NOS. 002-75526 / 811-03363
POST-EFFECTIVE AMENDMENT NO. 60

PART C

OTHER INFORMATION

Item 23.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:

	(a)	Articles of Incorporation.

		(1)	Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 49 filed December 14, 1999.

(i) Certificate of Amendment (November 15, 2006) to the Executed Agreement and Declaration of Trust attached as Exhibit No. EX-99.a.1.i.

		(2)	Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 49 filed December 14, 1999.

	(b)	By-Laws. Amended and Restated By-Laws (November 16, 2006) attached as Exhibit No. Ex-99.b.

	(c)	Instruments Defining Rights of Security Holders.

		(1)	Agreement Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 49 filed December 14, 1999.

		(2)	By-Laws. Article II of Amended and Restated By-Laws (November 16, 2006) attached as Exhibit No. Ex-99.b.

	(d)	Investment Advisory Contracts.

(1)

Executed Investment Management Agreement (December 15, 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 52 filed April 30, 2001.

	(e)	Underwriting Contracts.

		(1)	Distribution Agreements.

(i) Executed Distribution Agreement (May 15, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 56 filed February 27, 2004.

(ii) Executed Third Amended and Restated Financial Intermediary Distribution Agreement (January 1, 2007) attached as Exhibit No. EX-99.e.1.ii.

1

	(2)	Dealer’s Agreement incorporated into this filing by reference to PEA No. 52 filed April 30, 2001.

	(3)	Vision Mutual Fund Gateway® Agreement (November 2000) incorporated into this filing by reference to Post-Effective Amendment No. 54 filed February 27, 2003.

	(4)	Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 54 filed February 27, 2003.

	(5)	Bank/Trust Agreement (August 2004) incorporated into this filing by reference to Post-Effective Amendment No. 57 filed February 25, 2005.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreements.

(1)

Executed Global Custody Agreement (May 1, 1996) between JPMorgan Chase Bank (formerly, The Chase Manhattan Bank) and Registrant incorporated into this filing by reference to Post-Effective Amendment No. 48 filed April 28, 1999.

(i)

Executed Letter (August 24, 1998) adding Delaware Limited-Term Government Fund to the Global Custody Agreement between JPMorgan Chase Bank (formerly, The Chase Manhattan Bank) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 52 filed April 30, 2001.

(ii)

Executed Amendment No. 1 to Schedule A (July 17, 2003) of the Global Custody Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 56 filed February 27, 2004.

(h)	Other Material Contracts.

(1)

Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 28, 2002.

(i) Executed Letter Amendment (August 23, 2003) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 56 filed February 27, 2004.

(ii) Executed Schedule B (December 1, 2006) to Shareholder Services Agreement attached as Exhibit No. Ex-99.h.1.ii.

(2)

Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 45 filed March 2, 1998.

(i)

Executed Schedule B (May 19, 2005) to Delaware Investments Family of Funds Fund Accounting Agreement is incorporated into this filing by reference to Post-Effective Amendment No. 59 filed April 26, 2006.

2

(ii) Executed Amendment No. 32 (January 9, 2007) to Schedule A to Delaware Investments Family of Funds Fund Accounting Agreement attached as Exhibit No. Ex-99.h.2.ii.

(3)

Executed Investment Advisory Expense Limitation Letter (April 2007) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant attached as Exhibit No. Ex-99.h.3.

(4) Executed Distribution Expense Limitation Letter (April 2007) between Delaware Distributors, L.P. and the Registrant attached as Exhibit No. Ex-99.h.4.

(i)	Legal Opinion. Opinion and Consent of Counsel (December 14, 1999) incorporated into this filing by reference to Post-Effective Amendment No. 49 filed December 14, 1999.

(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm (April 2007) attached as Exhibit No. Ex-99.j.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)	Rule 12b-1 Plan.

(1) Plan under Rule 12b-1 for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 28, 2002.

(2) Plan under Rule 12b-1 for Class B (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 28, 2002.

(3) Plan under Rule 12b-1 for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 53 filed February 28, 2002.

(4) Plan under Rule 12b-1 (May 15, 2003) for Class R is incorporated into this filing by reference to Post-Effective Amendment No. 59 filed April 26, 2006.

(n)	Rule 18f-3 Plan. Plan under Rule 18f-3 (October 31, 2005) is incorporated into this filing by reference to Post-Effective Amendment No. 59 filed April 26, 2006.

(o)	Reserved.

(p)	Codes of Ethics.

(1) Code of Ethics for the Delaware Investments Family of Funds (February 2006) is incorporated into this filing by reference to Post-Effective Amendment No. 59 filed April 26, 2006.

(2)

Code of Ethics for Delaware Investments Delaware Management Company, (a series of Delaware Management Business Trust, and Delaware Distributors, L.P.) (February 2006) is incorporated into this filing by reference to Post-Effective Amendment No. 59 filed April 26, 2006.

(3) Code of Ethics for Lincoln Financial Distributors, Inc. (December 2005) is incorporated into this filing by reference to Post-Effective Amendment No. 59 filed April 26, 2006.

3

(q) Other. Powers of Attorney (November 15, 2006) attached as Exhibit No. Ex-99.q.

Item 24.	Persons Controlled by or Under Common Control with the Fund. None.

Item 25.	Indemnification. Article VI of the Amended and Restated By-Laws (November 16, 2006) attached as Exhibit No. Ex-99.b.

Item 26.

Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager” or “DMC”), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments® Funds (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Investments Municipal Trust, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of other Delaware Investments Funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments® Funds (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments® Funds.

The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

4

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with DMC	with Registrant	Held
Patrick P. Coyne	President	None	Mr. Coyne has served in various executive capacities within Delaware Investments[1] and Delaware Investments Family of Funds. Managing Director – Fixed Income – Lincoln National Investment Companies, Inc.
Ryan K. Brist	Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income	None	Mr. Brist has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
John C.E. Campbell	Executive Vice President/Global Marketing & Client Services	None	Mr. Campbell has served in various executive capacities within Delaware Investments. President/Chief Executive Officer – Optimum Fund Trust
Philip N. Russo[2]	Executive Vice President/Chief Administrative Officer	None	Mr. Russo has served in various executive capacities within Delaware Investments.
See Yeng Quek	Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income	None	Mr. Quek has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds. Director/Trustee - HYPPCO Finance Company Ltd.
Douglas L. Anderson	Senior Vice President - Operations	None	Mr. Anderson has served in various executive capacities within Delaware Investments.
Marshall T. Bassett	Senior Vice President/Chief Investment Officer - Emerging Growth Equity	None	Mr. Bassett has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Joseph R. Baxter	Senior Vice President/Head of Municipal Bond Investments	None	Mr. Baxter has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Christopher S. Beck	Senior Vice President/Senior Portfolio Manager	None	Mr. Beck has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

5

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with DMC	with Registrant	Held
Michael P. Buckley	Senior Vice President/Director of Municipal Research	None	Mr. Buckley has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Stephen R. Cianci	Senior Vice President/Senior Portfolio Manager	None	Mr. Cianci has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Robert F. Collins	Senior Vice President/Senior Portfolio Manager	None	Mr. Collins has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
James A. Forant	Senior Vice President//Director, Technical Services	None	Mr. Forant has served in various executive capacities within Delaware Investments.
Brian Funk	Senior Vice President/Director of Credit Research	None	Mr. Funk has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Brent C. Garrells	Senior Vice President/Senior Research Analyst	None	Mr. Garrells has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Stuart M. George	Senior Vice President/Head of Equity Trading	None	Mr. George has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Paul Grillo	Senior Vice President/Senior Portfolio Manager	None	Mr. Grillo has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Jonathan Hatcher	Senior Vice President/Senior Research Analyst	None	Mr. Hatcher has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
William F. Keelan	Senior Vice President/Director of Quantitative Research	None	Mr. Keelan has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Francis X. Morris	Senior Vice President/Chief Investment Officer – Core Equity	None	Mr. Morris has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

6

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with DMC	with Registrant	Held
Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer	None	Mr. Murray has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Susan L. Natalini	Senior Vice President - Marketing & Shared Services	None	Ms. Natalini has served in various executive capacities within Delaware Investments.
Zoë Neale[3]	Senior Vice President/Chief Investment Officer – International Equity	None	Mr. Neale has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
D. Tysen Nutt[4]	Senior Vice President/Chief Investment Officer - Large Cap Value Equity	None	Mr. Nutt has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
David P. O’Connor	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel	None

Mr. O’Connor has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

Vice President/ General Counsel - Lincoln National Investment Companies, Inc.

John J. O’Connor	Senior Vice President - Investment Accounting	None	Mr. O’Connor has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Philip R. Perkins	Senior Vice President/Senior Portfolio Manager	None	Mr. Perkins has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Timothy L. Rabe	Senior Vice President/Senior Portfolio Manager/Head of High Yield	None	Mr. Rabe has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Richard Salus	Senior Vice President/Controller/Treasurer	None	Mr. Salus has served in various executive capacities within Delaware Investments. Vice President/Deputy Controller - Lincoln National Investment Companies, Inc.

7

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with DMC	with Registrant	Held
James L. Shields	Senior Vice President/Chief Information Officer	None	Mr. Shields has served in various executive capacities within Delaware Investments.
Jeffrey S. Van Harte[5]	Senior Vice President/Chief Investment Officer - Focus Growth Equity	None	Mr. Van Harte has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Babak Zenouzi	Senior Vice President/Senior Portfolio Manager	None	Mr. Zenouzi has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Gary T. Abrams	Vice President/Senior Equity Trader	None	Mr. Abrams has served in various executive capacities within Delaware Investments.
Christopher S. Adams	Vice President/Portfolio Manager/Senior Equity Analyst	None	Mr. Adams has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Damon J. Andres	Vice President/Senior Portfolio Manager	None	Mr. Andres has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Margaret MacCarthy Bacon[6]	Vice President/Investment Specialist	None	Ms. Bacon has served in various executive capacities within Delaware Investments.
Todd Bassion[7]	Vice President/Senior Research Analyst	None	Mr. Bassion has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Richard E. Biester	Vice President/Equity Trader	None	Mr. Biester has served in various executive capacities within Delaware Investments.
Christopher J. Bonavico[8]	Vice President/Senior Portfolio Manager, Equity Analyst	None	Mr. Bonavico has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Vincent A. Brancaccio	Vice President/Senior Equity Trader	None	Mr. Brancaccio has served in various executive capacities within Delaware Investments.
Kenneth F. Broad[9]	Vice President/Senior Portfolio Manager, Equity Analyst	None	Mr. Broad has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

8

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with DMC	with Registrant	Held
Mary Ellen M. Carrozza	Vice President/Client Services	None	Ms. Carrozza has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Stephen G. Catricks	Vice President/Portfolio Manager	None	Mr. Catricks has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Anthony G. Ciavarelli	Vice President/Assistant General Counsel/Assistant Secretary	None	Mr. Ciavarelli has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
David F. Connor	Vice President/Deputy General Counsel/ Assistant Secretary	None

Mr. Connor has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

Vice President/Deputy General Counsel/ Secretary - Lincoln National Investment Companies, Inc.

Stephen J. Czepiel	Vice President/Senior Municipal Bond Trader	None	Mr. Czepiel has served in various executive capacities within Delaware Investments.
Christopher M. Ericksen[10]	Vice President/Portfolio Manager/Equity Analyst	None	Mr. Ericksen has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Joel A. Ettinger	Vice President - Taxation	None	Mr. Ettinger has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds. Vice President/Taxation - Lincoln National Investment Companies, Inc.
Phoebe W. Figland	Vice President - Investment Accounting	None	Ms. Figland has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Joseph Fiorilla	Vice President - Trading Operations	None	Mr. Fiorilla has served in various executive capacities within Delaware Investments.

9

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with DMC	with Registrant	Held
Charles E. Fish	Vice President/Senior Equity Trader	None	Mr. Fish has served in various executive capacities within Delaware Investments.
Clifford M. Fisher	Vice President/Senior Municipal Bond Trader	None	Mr. Fisher has served in various executive capacities within Delaware Investments.
Patrick G. Fortier[11]	Vice President/ Portfolio Manager/Equity Analyst	None	Mr. Fortier has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Paul D. Foster	Vice President/Investment Specialist – Emerging Growth Equity	None	Mr. Foster has served in various executive capacities within Delaware Investments.
Denise A. Franchetti	Vice President/Portfolio Manager/Municipal Bond Credit Analyst	None	Ms. Franchetti has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
James A. Furgele	Vice President - Investment Accounting	None	Mr. Furgele has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Barry S. Gladstein	Vice President/Portfolio Analyst	None	Mr. Gladstein has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Edward Gray[12]	Vice President/Senior Portfolio Manager	None	Mr. Gray has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Lisa L. Hansen[13]	Vice President/Head of Focus Growth Equity Trading	None	Ms. Hansen has served in various executive capacities within Delaware Investments.
Gregory M. Heywood[14]	Vice President/Portfolio Manager/Equity Analyst	None	Mr. Heywood has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Sharon Hill	Vice President/Head of Quantitative Research and Analytics	None	Ms. Hill has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Christopher M. Holland	Vice President/Portfolio Manager	None	Mr. Holland has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

10

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with DMC	with Registrant	Held
Michael E. Hughes	Vice President/Senior Equity Analyst	None	Mr. Hughes has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Jordan L. Irving[15]	Vice President/Senior Portfolio Manager	None	Mr. Irving has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Cynthia Isom	Vice President/Portfolio Manager	None	Ms. Isom has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Kenneth R. Jackson	Vice President/Quantitative Analyst	None	Mr. Jackson has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Audrey E. Kohart	Vice President/Financial Planning and Reporting	None	Ms. Kohart has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Andrew Kronschnabel	Vice President/High Grade Trader	None	Mr. Kronschnabel has served in various executive capacities within Delaware Investments.
Rosanne L. Kropp	Vice President/Senior Fund Analyst II – High Grade	None	Ms. Kropp has served in various executive capacities within Delaware Investments.
Nikhil G. Lalvani	Vice President/Senior Equity Analyst	None	Mr. Lalvani has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Steven T. Lampe	Vice President/Portfolio Manager	None	Mr. Lampe has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Alfio Leone IV	Vice President/High Grade Trader	None	Mr. Leone has served in various executive capacities within Delaware Investments.
Anthony A. Lombardi[16]	Vice President/Senior Portfolio Manager	None	Mr. Lombardi has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

11

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with DMC	with Registrant	Held
Francis P. Magee	Vice President/Equity Business Manager	None	Mr. Magee has served in various executive capacities within Delaware Investments.
Charles (Tom) T. McClintic	Vice President/High Yield Trader	None	Mr. McClintic has served in various executive capacities within Delaware Investments.
Michael S. Morris	Vice President/Portfolio Manager/Senior Equity Analyst	None	Mr. Morris has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Scott Moses	Vice President/High Grade Trader	None	Mr. Moses has served in various executive capacities within Delaware Investments.
Philip O. Obazee	Vice President/ Derivatives Manager	None	Mr. Obazee has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Donald G. Padilla	Vice President/Portfolio Manager/Senior Equity Analyst	None	Mr. Padilla has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Caleb Piper	Vice President/Equity Analyst	None	Mr. Piper has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Daniel J. Prislin[17]	Vice President/Senior Portfolio Manager/Equity Analyst	None	Mr. Prislin has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Gretchen Regan	Vice President/Quantitative Analyst	None	Ms. Regan has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Craig S. Remsen	Vice President/Senior Credit Research Analyst	None	Mr. Remsen has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Carl Rice[18]	Vice President/Senior Investment Specialist, Large Cap Value Focus Equity	None	Mr. Rice has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Joseph T. Rogina	Vice President/Equity Trader	None	Mr. Rogina has served in various executive capacities within Delaware Investments.

12

Name and Principal	Positions and Offices	Positions and Offices	Other Positions and Offices
Business Address	with DMC	with Registrant	Held
Debbie A. Sabo[19]	Vice President/Equity Trader – Focus Growth Equity	None	Ms. Sabo has served in various executive capacities within Delaware Investments.
Kevin C. Schildt	Vice President/Senior Municipal Credit Analyst	None	Mr. Schildt has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Richard D. Seidel	Vice President/Assistant Controller/Assistant Treasurer	None	Mr. Seidel has served in various executive capacities within Delaware Investments. Vice President/Assistant Controller/Manager - Payroll - Lincoln National Investment Companies, Inc.
Brenda L. Sprigman	Vice President/Business Manager - Fixed Income	None	Ms. Sprigman has served in various executive capacities within Delaware Investments.
Michael T. Taggart	Vice President - Facilities & Administrative Services	None	Mr. Taggart has served in various executive capacities within Delaware Investments.
Risè Taylor	Vice President – Strategic Investment Relationships	None	Ms. Taylor has served in various executive capacities within Delaware Investments.
Spencer M. Tullo	Vice President/High Yield Trader	None	Mr. Tullo has served in various executive capacities within Delaware Investments.
Robert A. Vogel, Jr.[20]	Vice President/Senior Portfolio Manager	None	Mr. Vogel has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Lori P. Wachs	Vice President/Portfolio Manager	None	Ms. Wachs has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Laura A. Wagner	Vice President - Investment Accounting	None	Ms. Wagner has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Kathryn R. Williams	Vice President/Associate General Counsel/Assistant Secretary	None	Ms. Williams has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Greg Zappin	Vice President/Senior Credit Research Analyst	None	Mr. Zappin has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

13

[1]	Vice President of Finance, Prudential Investment Management, Inc., 1998-2004.
[2]	Senior Research Analyst, Strong Capital Management, 2000-2002.
[3]	Head of Human Resources, Lincoln Life, 2001-2003.
[4]	Associate General Counsel, Franklin Templeton Investments, 1998-2002.
[5]	Managing Director/U.S. Active Large-Cap Value Team, Merrill Lynch, 1994-2004.
[6]	Managing Director/Global Markets, Deutsche Bank, 1998-2003.
[7]	Principal/Executive Vice President, Transamerica Investment Management, LLC, 1980-2005.
[8]	Principal/Portfolio Manager, Transamerica Investment Management, LLC, 1993-2005.
[9]	Principal/Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.
[10]	Portfolio Manager, Transamerica Investment Management, LLC, 2004-2005; Vice President/Portfolio Manager, Goldman Sachs 1994-2004.
[11]	Vice President/Municipal Bond, Advest, Inc., 1999-2002.
[12]	Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.
[13]	Principal/Portfolio Manager/Senior Trader, Transamerica Investment Management, LLC, 1997-2005.
[14]	Senior Research Analyst, Transamerica Investment Management, LLC, 2004-2005; Senior Analyst, Wells Capital Management, LLC 2003-2004; Senior Analyst, Montgomery Asset Management 1996-2003.
[15]	Vice President/U.S. Active Large-Cap Value Team, Merrill Lynch, 1998-2004.
[16]	Director/U.S. Active Large-Cap Value Team, Merrill Lynch, 1998-2004.
[17]	Principal/Portfolio Manager, Transamerica Investment Management, LLC, 1998-2005.
[18]	Executive Director/Portfolio Manager, Morgan Stanley Investment Management, 1994-2003.
[19]	Director/U.S. Active Large-Cap Value Team, Merrill Lynch, 1992-2004.

Item 27.	Principal Underwriters.

	(a)(1)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

	(a)(2)	Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital Management	Limited Partner	None
Delaware Investment Advisers	Limited Partner	None
Kevin J. Lucey	President/Chief Executive Officer	None
Philip N. Russo	Executive Vice President	None
Douglas L. Anderson	Senior Vice President/Operations	None
Michael P. Bishof	Senior Vice President/Investment Accounting	Senior Vice President/Chief Financial Officer
Jeffrey M. Kellogg	Senior Vice President/Senior Product Manager/Communications Manager	None
Deb Landsman-Yaros	Senior Vice President/Head of Retail Investor Services	None
Thomas M. McConnell	Senior Vice President/Senior 529 Plans Product Manager	None
Carolyn McIntyre	Senior Vice President/Human Resources	None
Brian L. Murray, Jr.	Senior Vice President/Compliance	Senior Vice President/Chief Compliance Officer
David P. O’Connor	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel	Senior Vice President/ General Counsel/Chief Legal Officer/Assistant Secretary
Daniel J. Perullo	Senior Vice President/Eastern Director, Institutional Sales	None
Robert E. Powers	Senior Vice President/Senior Domestic Sales Manager	None

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Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Richard Salus	Senior Vice President/Controller/ Treasurer/Financial Operations Principal	None
James L. Shields	Senior Vice President/Chief Information Officer	None
Trevor M. Blum	Vice President/Senior Consultant Relationship Manager	None
E. Zoe Bradley	Vice President/Product Management Manager	None
Mel Carrozza	Vice President/Client Services	None
Anthony G. Ciavarelli	Vice President/Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary
Elisa C. Colkitt	Vice President/Broker Dealer Operations & Service Support	None
David F. Connor	Vice President/Deputy General Counsel/Assistant Secretary	Vice President/Deputy General Counsel/Secretary
Joel A. Ettinger	Vice President/Taxation	Vice President/Taxation
Edward M. Grant	Vice President/Senior Domestic Sales Manager	None
Audrey Kohart	Vice President/Financial Planning and Reporting	None
Josephine O’Brien	Vice President/RFP Group Manager	None
Robinder Pal	Vice President/Senior Retail e- Business/Production Services Manager	None
Marlene D. Petter	Vice President/Marketing Communications	None
Christian Reimer	Vice President/529 Plans Product Manager	None
Richard D. Seidel	Vice President/Assistant Controller/Assistant Treasurer	None
Michael T. Taggart	Vice President/Facilities & Administrative Services	None
Molly Thompson	Vice President/Associate Product Management Manager	None
Kathryn R. Williams	Vice President/Senior Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary

(b)(1)	Lincoln Financial Distributors, Inc. (LFD) serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

(b)(2)	Information with respect to each officer and partner of LFD and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

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Name and Principal Business Address	Positions and Office with LFD	Positions and Offices with Registrant
Westley V. Thompson	President and Chief Executive Officer	None
David M. Kittredge	Senior Vice President	None
William C. Miller	Senior Vice President	None
Terrance Mullen	Senior Vice President	None
Donald Roberson	Senior Vice President	None
David L. Ahrendt[3]	Vice President	None
Duane L. Bernt[2]	Vice President and Treasurer	None
Nancy Briguglio	Vice President	None
Patrick J. Caulfield[1]	Vice President and Chief Compliance Officer	None
Daniel P. Hickey[2]	Vice President	None
Karina Istvan	Vice President	None
Rochelle Krombolz	Vice President	None
William Lamoin	Vice President	None
Diane McCarthy	Vice President, Chief Financial Officer and Chief Administrative Officer	None
Henry Orvin	Vice President	None
James Ryan	Vice President	None
Gregory Smith	Vice President	None
Marjorie Snelling	Vice President	None
Marilyn K. Ondecker[3]	Secretary	None

[1] 350 Church Street, Hartford, CT 06103
[2] 1500 Market Street, Philadelphia, PA 19103
[3] 1300 Clinton Street, Fort Wayne, IN 46802

(c) Not applicable.

Item 28.	Location of Accounts and Records.

All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA 19103-19103.

Item 29.	Management Services. None.

Item 30.	Undertakings. Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 27th day of April, 2007.

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS

By:	/s/ Patrick P. Coyne
Patrick Coyne
Chairman/President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Patrick P. Coyne		Chairman/President/Chief Executive Officer	April 27, 2007
Patrick P. Coyne		(Principal Executive Officer) and Trustee

Thomas L. Bennett	*	Trustee	April 27, 2007
Thomas L. Bennett

John A. Fry	*	Trustee	April 27, 2007
John A. Fry

Anthony D. Knerr	*	Trustee	April 27, 2007
Anthony D. Knerr

Lucinda S. Landreth	*	Trustee	April 27, 2007
Lucinda S. Landreth

Ann R. Leven	*	Trustee	April 27, 2007
Ann R. Leven

Thomas F. Madison	*	Trustee	April 27, 2007
Thomas F. Madison

Janet L. Yeomans	*	Trustee	April 27, 2007
Janet L. Yeomans

J. Richard Zecher	*	Trustee	April 27, 2007
J. Richard Zecher

Richard Salus	*	Senior Vice President/Chief Financial Officer	April 27, 2007
Richard Salus		(Principal Financial Officer)

* By: /s/ Patrick P. Coyne
Patrick P. Coyne
as Attorney-in-Fact for
each of the persons indicated
(Pursuant to Powers of Attorney filed herewith)

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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

EXHIBITS

TO

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

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INDEX TO EXHIBITS
(Delaware Group Limited-Term Government Funds)

Exhibit No.	Exhibit
EX-99.a.1.i	Certificate of Amendment (November 15, 2006) to the Executed Agreement and Declaration of Trust

EX-99.b	Amended and Restated By-Laws (November 16, 2006)

EX-99.e.1.ii	Executed Third Amended and Restated Financial Intermediary Distribution Agreement (January 1, 2007)

EX-99.h.1.ii	Executed Schedule B (December 1, 2006) to Shareholder Services Agreement

EX-99.h.2.ii	Executed Amendment No. 32 (January 9, 2007) to Schedule A to Delaware Investments Family of Funds Fund Accounting Agreement

EX-99.h.3	Executed Investment Advisory Expense Limitation Letter (April 2007) between Delaware Management Company, (a series of Delaware Management Business Trust) and the Registrant

EX-99.h.4	Executed Distribution Expense Limitation Letter (April 2007) between Delaware Distributors, L.P. and the Registrant

EX-99.j	Consent of Independent Registered Public Accounting Firm (April 2007)

EX-99.q	Powers of Attorney (November 16, 2006)

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